SCUDDER
                                                                     INVESTMENTS



Scudder New York Tax-Free
Income Fund


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                                       Class S Shares
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                                       Annual Report
                                       August 31, 2001











For investors seeking a high level of current income that is exempt from New York state and New York City income taxes and federal income taxes.

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Contents
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         3   Letter from the Fund's Chairperson

         4   Performance Summary

         5   Portfolio Management Review

        10   Portfolio Summary

        11   Investment Portfolio

        19   Financial Statements

        23   Financial Highlights

        24   Notes to Financial Statements

        32   Report of Independent Auditors

        33   Tax Information

        34   Officers and Trustees

        35   Investment Products and Services

        37   Account Management Resources




Scudder New York Tax-Free Income Fund          Ticker Symbol    Fund Number
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Class S                                        SNWYX            326
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Zurich Scudder Investments, Inc., is a leading global investment management firm, managing more than $345 billion in assets for individuals, corporate clients, retirement and pension plans and insurance companies.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from myScudder.com, talk to your financial representative or call Shareholder Services at 1-800-SCUDDER. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Letter from the Fund's Chairperson
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Dear Shareholder,

As we reflect on the senseless destruction of September 11, we recognize that it will be a long road to a full recovery. Our hearts and hands go out to the families and loved ones of the victims. In the aftermath, we have seen great acts of heroism and determination, and it is those aspects of the American character that will guide our recovery.

While we have never faced this type of incident before, history shows that the American people and the U.S. financial systems will recover and endure, as they have through world wars, natural and man-made disasters, assassinations and other world-shattering events. Some investors may respond to the uncertainty by selling assets and retreating to cash, but our experience has told us to keep a steady hand and to focus on our end goals in spite of short-term turbulence. Investors rarely benefit from hasty decisions. While some may experience temporary setbacks in the quest to achieve their goals, we have confidence in the resilience of the American people and our financial markets.

At Zurich Scudder Investments, we are ready to serve you. If you feel compelled to make changes in your investment program, please guard against overreaction to help maintain the best strategy and to achieve your personal long-term goals. If you have any questions, please call us at 1-800-SCUDDER (1-800-728-3337).

Sincerely,

/s/Lin Coughlin

Linda C. Coughlin
Chairperson
Scudder New York Tax-Free Income Fund

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   Web site: myScudder.com                Toll-free: 1-800-SCUDDER
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                                       3

Performance Summary                                              August 31, 2001
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 Annual Average Total Returns
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                                                                         Life of
Scudder New York Tax-Free Income Fund                           1-Month   Class*
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Class S                                                          2.23%     3.74%
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Lehman Brothers Municipal Bond Index++                           1.65%     3.15%
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Performance is historical and does not guarantee future results.
Sources: Lipper, Inc. and Zurich Scudder Investments, Inc.

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 Net Asset Value and Distribution Information
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                                                                         Class S
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Net Asset Value:
8/31/01                                                              $   11.03
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Commencement of class (6/18/01)                                      $   10.73
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Distribution Information:
For the period June 18, 2001 (commencement of class) to August 31, 2001:
  Income Dividends                                                   $     .10
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August Income Dividend                                               $     .044
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SEC 30-day Yield++                                                        3.93%
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Current Annualized Distribution Rate+                                     4.43%
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Tax Equivalent Yield+                                                     7.27%
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*    On June 18, 2001, the Fund commenced Class S shares. Index comparisons begin June 30, 2001.

+ Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on August 31, 2001. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended August 31, 2001, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Tax equivalent yield is based on the Fund's yield and a marginal income tax rate of 45.95% (combined New York state and federal income tax rate). Yields and distribution rates are historical and will fluctuate.

++ The Lehman Brothers Municipal Bond Index includes approximately 15,000 bonds. To be included in the index a municipal bond must meet the following criteria: a minimum credit rating of BBB, have been issued as a part of an issue of at least $50 million, have been issued within the last five years, and have a maturity of at least two years. Bonds subject to alternative minimum tax, variable-rate bonds and zero-coupon bonds are excluded from the index. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Returns and rankings may differ by share classes.

It is the policy of Scudder's tax-free funds not to invest in taxable issues. However, a small portion of the Fund's income may be subject to federal, state, or local tax, and the alternative minimum tax.

Please call (800) 728-3337 for the fund's most up-to-date performance.

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Portfolio Management Review
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Scudder New York Tax-Free Income Fund:
A Team Approach to Investing

Scudder New York Tax-Free Income Fund is managed by a team of Zurich Scudder Investments, Inc. (the "Advisor") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Advisor's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Advisor believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

Co-lead Portfolio Manager Philip G. Condon joined the Advisor in 1983 and the fund team in 2000. Mr. Condon has over 25 years of experience in municipal investing and portfolio management.

Co-lead Portfolio Manager Ashton P. Goodfield joined the fund team in 1999. Ms. Goodfield joined the Advisor in 1986 and has over 15 years of experience in the mutual fund industry.

Portfolio Manager Eleanor R. Brennan joined the fund team in 1999 and the Advisor in 1995. Ms. Brennan has 15 years of experience in municipal investing.

We are pleased to present you with your first report since the merger of the Scudder New York Tax-Free Income Fund in June of this year. The Scudder New York Tax Free Fund merged into Kemper New York Tax-Free Income Fund, which was then renamed "Scudder New York Tax-Free Income Fund." In the following Q&A, the fund's portfolio managers discuss market conditions and the fund's investment strategy during the past year.

You'll notice some of the return figures don't represent the longer-term performance that existed prior to the merger. According to guidelines from the Securities and Exchange Commission, we are not able to carry over or impute those figures for the new S share class. As a result, in the following report, the return figures for the S share class do not encompass the entire year that this report covers, but rather are listed only for the past month and from the merger date through the fund's fiscal year-end.

Please note that the fund's objective, strategy and management team of Philip Condon, Eleanor Brennan and Ashton Goodfield remain unchanged. If you have questions about your fund or for more up-to-date performance figures, please reference myScudder.com or contact your service representative.

Note: This annual report, although dated through the fiscal year ending August 31, 2001, contains information from an interview with portfolio management in mid-September 2001. As a result, the discussion contains reference to the economic impact of the September 11, 2001, attacks on New York and Washington D.C.

Q: What impact will the attack on the World Trade Center towers have on bonds issued by and within New York? Furthermore, how do you expect Scudder New York Tax-Free Income Fund's portfolio to be affected by these current events?

A: While the Trade Center attack will likely have some effect on New York City municipal bonds, we do not believe the attack and subsequent physical damage will have a serious impact on the municipal bond market. A good deal of federal aid appears to be heading to the city to help it through this difficult time, and prior to this event, New York municipal bonds were improving.

Moreover, we do not expect our portfolio to be dramatically impacted. The majority of our portfolio is invested in very high-quality issues. About 90 percent is in bonds rated AAA, AA or A, with about 10 percent in BBB, B or nonrated bonds. The fund has very limited exposure to bonds of the Port Authority, an entity that owns a portion of the World Trade Center buildings. Further, much of the fund's New York City bonds are insured, meaning it is guaranteed that an insurance company will step in should an issuer become insolvent and be unable to meet loan payments. Just 7.5 percent of our exposure to New York City bonds is uninsured. We have a minimal stake in municipal bonds issued by airline companies. (Airlines are able to issue municipal debt to raise funds for the building of airport facilities such as terminals.)

Q: How did the municipal bond market perform during the fiscal year ending August 31, 2001?

A: Municipal bonds generally outperformed low-quality taxable bonds during the fiscal year and held up fairly well against their high-quality taxable counterparts. The performance of municipal bonds also strikingly outpaced the equity market. While the S&P 500 fell 25.31 percent, and the Nasdaq plunged
57.08 percent, the Lehman Municipal Bond Index delivered 10.19 percent for the one-year period ending August 31, 2001. As a result, we have seen increased investor interest in municipal bonds.

Q: How did Scudder New York Tax-Free Income Fund perform during the period?

A: During the period from the inception of the fund's Class S shares on June 18, 2001 through August 31, 2001,

Scudder New York Tax-Free Income Fund returned 3.77 percent. In the last month, ending August 31, 2001, the fund delivered 2.23 percent compared to a return of
1.65 percent for its typical peer in the Lipper New York Municipal Debt Funds category, the most recent period for which category data is available.

New York municipal bonds generally performed quite well over the course of the last year. We have seen a good deal of demand for New York bonds, as investors have rebalanced portfolios away from equity securities. That extra demand, particularly for bonds with maturities of less than 10 years, has caused the yield curve to steepen, meaning issues with longer maturities were yielding more than those with shorter maturities. Because we have an overweight exposure relative to our typical peer in intermediate-term bonds, or those with maturities of below 10 years, our fund's performance has benefited.

Q: How was the fund positioned throughout the year?

A: For much of the fiscal year, we had positioned the fund for a falling-interest-rate environment and a slowing economy by focusing on securities with intermediate maturities and call protection. (Call-protected bonds typically are less likely to be bought back early by their issuers when interest rates decline.) That tactic worked well over the course of the period as the Federal Reserve Board markedly slashed short-term interest rates, moving the federal funds rate to 3.50 percent by August 31, 2001, from 6.50 percent as of September 1, 2000. As the yield curve continued to steepen during the fiscal year, our bets on intermediate-term bonds were a boon. And as interest rates declined, we also benefited from our focus on bonds with call protection. As rates came down, these bonds kept paying the higher yields we had previously locked in.

Q: What is your outlook for the year ahead?

A: We continue to believe that municipal bonds are very attractive relative to U.S. Treasury bonds. While bond trading was lighter than normal in the aftermath of the destruction of the World Trade Center buildings, the market remains open, and there appears to be a consensus that there will be a continued interest in bonds, particularly due to the volatility we've seen in the stock market. Further, outside of Treasury bonds and agency securities, municipal bonds continue to be viewed as the safest investment option.

At the same time, the Federal Reserve remains in an easing mode, having made another 50-basis-point inter-meeting cut to short-term rates on September 17, 2001. More easing is expected in upcoming months as well. As a result, we expect the yield curve to remain steep, which should bode well for our positioning in intermediate securities.


The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions.

Portfolio Summary                                                August 31, 2001
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 Portfolio Composition*                                 8/31/01        8/31/00
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Revenue Bonds                                              78%            83%
U.S. Government Secured                                     2%             1%
General Obligation Bonds                                   20%            16%
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                                                          100%           100%
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 Quality                                                8/31/01        8/31/00
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AAA                                                        66%            61%
AA                                                          4%            14%
A                                                          20%            20%
BBB                                                         3%             1%
BB                                                          1%             1%
Not Rated                                                   6%             3%
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                                                          100%           100%
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 Years to Maturity                                      8/31/01        8/31/00
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1-10 years                                                 66%            84%
11-20 years                                                31%            16%
21+ years                                                   3%             --
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                                                          100%           100%
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 Interest Rate Sensitivity                              8/31/01        8/31/00
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Average Maturity                                     9.3 years     10.7 years
Average Duration                                     7.7 years      7.5 years
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*Portfolio composition and holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 11. A quarterly Fund Summary and Portfolio Holdings are available upon request.

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Investment Portfolio                                       as of August 31, 2001
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                                                     Principal
                                                    Amount ($)        Value ($)
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Short-Term Municipal Investments** 0.7%
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New York State Dormitory Authority, Daily Demand
  Note, 2.5%, 7/1/2019                               1,400,000       1,400,000
New York State Energy Research & Development
  Authority, Daily Demand Note, 2.35%, 6/1/2029      1,190,000       1,190,000
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Total Short-Term Municipal Investments (Cost $2,590,000)             2,590,000
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 Long-Term Municipal Investments 99.3%
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34th Street Partnership Inc., NY, Capital
  Improvement, 5.5%, 1/1/2014                        1,900,000       1,981,833
Albany County, NY, Airport Revenue:
  AMT, 5.375%, 12/15/2017 (c)                        1,000,000       1,056,010
  AMT, 5.5%, 12/15/2019 (c)                          1,000,000       1,056,780
Albany, NY, General Obligation Unlimited, 7%,
  1/15/2008 (c)                                         10,000          10,188
Babylon, NY, General Obligation, Series A, Zero
  Coupon, 8/1/2007 (c)                                 735,000         602,612
Battery Park City Authority, Housing Revenue,
  Prerefunded 6/1/2005, 8.625%, 6/1/2023 (b)            10,000          11,943
Brookhaven, NY, Industrial Development Agency,
  Civic Facilities Revenue, Memorial Hospital
  Medical Center, Series A, 8.25%, 11/15/2030        2,000,000       2,002,480
Buffalo, NY, General Obligation:
  5.375%, 2/1/2016 (c)                               1,020,000       1,097,999
  5.75%, 12/1/2012 (c)                               1,000,000       1,137,780
Chautauqua County, NY:
  7.3%, 4/1/2008 (c)                                   575,000         701,028
  7.3%, 4/1/2009 (c)                                   575,000         710,849
Erie County, NY, Public Improvement, General
  Obligation Unlimited, 6.125%, 1/15/2012 (c)          590,000         694,731
Glen Cove Housing Authority, NY, Senior Living
  Facility, The Mayfair at Glen Cove, AMT,
  8.25%, 10/1/2026                                   1,500,000       1,622,040
Islip, NY, New York Community Development
  Agency, New York Institute of Technology,
  Prerefunded 3/1/2006, 7.5%, 3/1/2026 (b)           4,000,000       4,785,840
Long Island Power Authority, NY, Electric
  Systems Revenue:
  Zero Coupon, 6/1/2012                             10,000,000       6,399,900
  Zero Coupon, 6/1/2014 (c)                          2,115,000       1,205,952
  Series A, 5%, 12/1/2018 (c)                        4,000,000       4,089,320
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    The accompanying notes are an integral part of the financial statements.

                                                     Principal
                                                    Amount ($)        Value ($)
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  Series A, 5.5%, 12/1/2013 (c)                      3,000,000       3,387,180
Metropolitan Transportation Authority, NY:
  Dedicated Tax Fund, Series A, 5.25%, 4/1/2016      2,000,000       2,131,580
  Revenue, Series Q, 5.125%, 7/1/2012 (c)            5,000,000       5,344,300
  Series A, 5%, 4/1/2029                             2,000,000       2,020,400
  Series B, Inverse Floater, 7.773%, 6/30/2002*      8,000,000       9,108,480
  Transit Facilities Revenue:
    6%, 7/1/2016                                     7,750,000       8,514,770
    Series C, 5.125%, 7/1/2013 (c)                   4,000,000       4,296,120
Monroe County, NY, General Obligation Unlimited:
  6%, 3/1/2013                                       1,050,000       1,234,107
  6%, 3/1/2014                                       1,040,000       1,224,496
  6%, 3/1/2015                                       1,250,000       1,473,675
  6%, 3/1/2017                                       1,410,000       1,657,201
  6%, 3/1/2018                                       1,130,000       1,325,196
Nassau County, NY:
  General Obligation Unlimited, Series F, 7%,
    3/1/2010                                         4,445,000       5,442,814
  Industrial Finance Authority, Series A, 5.75%,
    11/15/2015                                       1,500,000       1,664,400
  Sewer Districts, Series A, 6%, 7/1/2012 (c)          705,000         821,515
  Sewer Districts, Series A, 6%, 7/1/2013 (c)          710,000         829,252
New York City, NY, General Obligation:
  Series A, 7%, 8/1/2006                             5,000,000       5,809,700
  Series A, 6.25%, 8/1/2009                          5,175,000       5,862,913
  Series B, 7.25%, 8/15/2007                         2,250,000       2,691,990
  Series B, 8.25%, 6/1/2006                          2,750,000       3,328,627
  Series F, Zero Coupon, 8/1/2008 (c)                6,755,000       5,254,512
  Series H, 5.125%, 8/1/2018 (c)                     3,405,000       3,523,085
  Series H, 6%, 8/1/2014                             2,500,000       2,748,200
  Series I, 6%, 4/15/2009                            2,000,000       2,236,400
  Series L, 5.625%, 8/1/2007                         5,550,000       6,186,196
New York City, NY, Industrial Development Agency:
  Civic Facilities Revenue, USTA National Tennis
    Center:
    6.1%, 11/15/2004                                 1,215,000       1,336,464
    6.25%, 11/15/2006                                3,000,000       3,328,260
  Civic Facilities Revenue, YMCA Greater New
    York Project:
    5.8%, 8/1/2016                                   1,000,000       1,026,370
    5.85%, 8/1/2008                                    600,000         659,016
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    The accompanying notes are an integral part of the financial statements.

                                                     Principal
                                                    Amount ($)        Value ($)
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  Japan Air Lines, Series 1996, AMT, 6%,
    11/1/2015 (c)                                      930,000         978,778
New York City, NY, Municipal Water FInance
  Authority, Water and Sewer System Revenue:
  Series D, Zero Coupon, 6/15/2017                   5,000,000       2,369,850
  Inverse Floater, Rites PA 838, 7.367%,
    6/15/2016*                                       5,000,000       5,936,050
New York City, NY, Transitional Finance
  Authority, Revenue:
  Future Tax Secured, Series B, 5.5%, 2/1/2017       1,000,000       1,085,420
  Future Tax Secured, Series C, 5.375%, 2/1/2017     1,500,000       1,608,780
  Series A, 5.25%, 11/15/2013                          500,000         540,085
  Series A, 5.75%, 8/15/2011                         3,000,000       3,403,980
  Series B, 6.125%, 11/15/2014                       2,000,000       2,316,200
  Series C, 5%, 5/1/2017                             4,000,000       4,121,920
  Series C, 5.5%, 5/1/2025                           3,780,000       3,977,807
New York Municipal Assistance Corp., Series 1997
  L, 6%, 7/1/2005                                    3,500,000       3,874,045
New York State Dormitory Authority:
  City University System, Revenue:
    5.625%, 7/1/2016 (c)                             1,100,000       1,250,755
    5.75%, 7/1/2013 (c)                              4,100,000       4,731,072
    5.75%, 7/1/2018                                  2,250,000       2,575,035
    6%, 7/1/2010                                     1,000,000       1,107,530
    Series A, 5.75%, 7/1/2009 (c)                    1,000,000       1,136,140
    Series A, 5.75%, 7/1/2018 (c)                    2,000,000       2,281,260
    Series D, 7%, 7/1/2009                           2,200,000       2,512,268
  Colgate University, Revenue:
    6%, 7/1/2016 (c)                                   900,000       1,060,470
    6%, 7/1/2021 (c)                                   850,000         990,870
  College and University Pooled Capital Program,
    Series A, 7.8%, 12/1/2005 (c)                      340,000         345,906
  Columbia University, Revenue:
    5%, 7/1/2015                                     2,500,000       2,501,275
    5.25%, 7/1/2015                                  1,000,000       1,084,680
  Fordham University, Revenue, 7.2%, 7/1/2015 (c)      790,000         800,783
  Green Chimneys School, Series A, 5.5%,
    7/1/2018 (c)                                     1,375,000       1,474,069
  Health Services Facility Revenue, 5.75%,
    8/15/2012 (c)                                    2,000,000       2,210,000
  Judicial Facilities, Revenue, ETM, 7.375%,
    7/1/2016                                           115,000         144,384
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    The accompanying notes are an integral part of the financial statements.

                                                     Principal
                                                    Amount ($)        Value ($)
--------------------------------------------------------------------------------
  Mt. Sinai School of Medicine, Revenue:
    Series A, 6.5%, 7/1/2025                         2,000,000       2,204,520
    Series B, 5.7%, 7/1/2011 (c)                     1,825,000       2,090,902
  New York University, Revenue:
    5.5%, 7/1/2031 (c)                               3,000,000       3,332,550
    Series A, 5.75%, 7/1/2027 (c)                    3,000,000       3,436,200
    Series 2, 5.5%, 7/1/2016 (c)                     1,000,000       1,090,730
  Nyack Hospital:
    6%, 7/1/2006                                     1,000,000         965,410
    6.25%, 7/1/2013                                    500,000         438,995
  Pace University, Revenue:
    6.5%, 7/1/2008 (c)                               1,360,000       1,600,108
    6.5%, 7/1/2009 (c)                                   5,000           5,939
    6.5%, 7/1/2011 (c)                                 760,000         916,948
    6.5%, 7/1/2012 (c)                                 500,000         607,265
  Revenue:
    Series B, Prerefunded 5/15/2010, 7.5%,
      5/15/2011 (b)                                  1,000,000       1,227,404
    Series C, 7.375%, 5/15/2010                        785,000         929,589
    Series C, Prerefunded 5/15/2009, 7.375%,
      5/15/2010 (b)                                    215,000         272,323
  Series 310, Inverse Floater, 10.05%,
    2/15/2010* (c)                                   2,500,000       3,378,600
  Special Activities School Districts, Revenue:
    5.25%, 7/1/2012                                  1,350,000       1,481,774
    5.25%, 7/1/2015 (c)                              1,000,000       1,071,740
  State University Educational Facilities,
    Revenue:
    5.25%, 5/15/2018 (c)                             3,000,000       3,161,880
    5.75%, 5/15/2012 (c)                             3,000,000       3,431,190
    5.875%, 5/15/2017 (c)                            2,325,000       2,703,557
    Prerefunded 5/15/2002, 7.25%, 5/15/2018 (b)        155,000         163,331
    Series A, 5.875%, 5/15/2011                      2,250,000       2,593,485
    Series B, 5.375%, 7/1/2019                       1,980,000       2,074,387
    Series C, 5.75%, 5/15/2017                       2,000,000       2,295,100
  Upstate Community College, Revenue:
    Series A, 5.8%, 7/1/2006                         1,075,000       1,194,862
    Series A, 5.875%, 7/1/2016                       3,555,000       3,868,480
  Westchester County Court Facilities, Lease
    Revenue, 5.25%, 8/1/2014                         2,555,000       2,735,051
  Yeshiva University, Revenue, 5.375%, 7/1/2016
    (c)                                              1,000,000       1,080,820
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                     Principal
                                                    Amount ($)        Value ($)
--------------------------------------------------------------------------------
New York State Environmental Facilities
  Corporation:
  Riverbank State Park, Special Obligation
    Revenue:
    6.25%, 4/1/2008 (c)                              2,185,000       2,529,247
    6.25%, 4/1/2012 (c)                              3,695,000       4,397,678
  State Clean Water and Drinking Revolving
    Funds:
    Series B, 5.25%, 5/15/2015                       3,120,000       3,359,398
    Series C, 5.25%, 6/15/2015                       5,330,000       5,746,220
  State Water Pollution Control:
    Series D, 6.9%, 5/15/2015                          670,000         756,135
    Series E, 6.5%, 6/15/2014                           90,000          92,086
New York State Health Facilities Authority,
  6.375%, 11/1/2004                                  1,500,000       1,645,350
New York State Housing Finance Agency:
  Multi-Family Mortgage Housing, Revenue, Series
    A, 6.95%, 8/15/2012                              1,500,000       1,559,595
  Service Contract Obligation, Revenue, Series
    C, 7.3%, 9/15/2012                                  75,000          76,639
  State University Construction, Revenue, Series
    A, ETM, 8%, 5/1/2011                               200,000         256,324
New York State Local Government Assistance
  Corporation:
  Series B, Zero Coupon, 4/1/2009 (c)                5,980,000       4,513,405
  Series B, 4.875%, 4/1/2020 (c)                     1,240,000       1,244,266
  Series C, 5.5%, 4/1/2017                           2,500,000       2,780,750
  Series E, 5.25%, 4/1/2016 (c)                      1,185,000       1,295,869
New York State Medical Care Facilities Finance
  Agency, Mental Health Service Facilities
  Improvement, Revenue, Series D, 7.4%,
  2/15/2018                                            290,000         301,478
New York State Mortgage Agency, Homeowner
  Mortgage Revenue, Series 56, 6.45%, 10/1/2021      4,000,000       4,286,480
New York State Thruway Authority, Revenue:
  Series A, Zero Coupon, 1/1/2006                    2,905,000       2,496,818
  Series E, 5%, 1/1/2025                             5,360,000       5,365,038
  Services Contract Revenue, Local Highway and
    Bridges, 5.25%, 4/1/2013 (c)                     2,400,000       2,575,296
New York State Urban Development Corporation:
  Revenue, Correctional Capital Facilities:
    5.125%, 4/1/2016 (c)                             2,525,000       2,644,205
    Series A, 5%, 1/1/2028                           5,000,000       5,009,800
    Series A, 5.5%, 1/1/2014                         2,000,000       2,251,240
    Series B, 5.25%, 1/1/2013 (c)                    1,700,000       1,835,830
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                     Principal
                                                    Amount ($)        Value ($)
--------------------------------------------------------------------------------
  State Facilities, Revenue, 5.6%, 4/1/2015          2,260,000       2,553,574
  Syracuse University Center for Science and
    Technology, Revenue:
    5.5%, 1/1/2015                                   4,500,000       5,031,225
    5.5%, 1/1/2017                                   4,890,000       5,424,233
New York State, General Obligation, Series F,
  5.25%, 9/15/2013                                   1,000,000       1,075,610
New York Triborough Bridge and Tunnel Authority,
  General Purpose Revenue, Series Y, 6.125%,
  1/1/2021                                           7,205,000       8,499,162
Niagara County, NY:
  General Obligation, 7.1%, 2/15/2011 (c)              500,000         623,215
  Industrial Development Agency, Solid Waste
    Disposal Revenue, Series D, 5.55%,
    11/15/2024                                       3,760,000       3,876,823
Niagara Falls, NY:
  Bridge Commission Toll Revenue, 5.25%,
    10/1/2015 (c)                                   10,720,000      11,828,877
  Water Treatment Plant:
    AMT, 8.5%, 11/1/2005 (c)                         2,140,000       2,571,595
    AMT, 8.5%, 11/1/2006 (c)                         1,240,000       1,533,930
    General Obligation, 7%, 11/1/2012 (c)            1,000,000       1,128,680
    General Obligation, 7.25%, 11/1/2011 (c)           215,000         271,238
North Babylon, NY, General Obligation, Free
  School District, 5.25%, 1/15/2016 (c)              1,605,000       1,705,601
Oneida-Herkimer, NY, Solid Waste Management
  Authority:
  Series 1998, 5.5%, 4/1/2013 (c)                      500,000         554,030
  Series 1998, 5.5%, 4/1/2014 (c)                    1,000,000       1,107,940
Orange County, NY, Industrial Development
  Agency, The Glen Arden Project:
  5.625%, 1/1/2018                                   2,000,000       1,793,760
  5.7%, 1/1/2028                                     3,750,000       3,190,688
Port Authority of New York & New Jersey:
  JFK International Air Terminal, Special
    Obligation Revenue:
    AMT, 7%, 10/1/2007                               3,500,000       3,786,895
    6.25%, 12/1/2010 (c)                             2,500,000       2,919,575
    6.25%, 12/1/2011 (c)                             2,500,000       2,965,550
    6.25%, 12/1/2015 (c)                             8,000,000       9,605,840
  LaGuardia Continental/Eastern Project
    LaGuardia, Special Obligation Revenue,
    9.125%, 12/1/2015                                2,550,000       2,647,410
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                     Principal
                                                    Amount ($)        Value ($)
--------------------------------------------------------------------------------
Puerto Rico Commonwealth, General Obligation,
  5.5%, 7/1/2013 (c)(d)                              5,000,000       5,516,800
Puerto Rico Commonwealth, Highway and
  Transportation Authority, Highway Revenue,
  Revenue, Series Z, 6%, 7/1/2018                    2,750,000       3,242,058
Puerto Rico Commonwealth, Public Improvements,
  General Obligation, Zero Coupon, 7/1/2008          1,000,000         770,090
Puerto Rico Electric Power Authority, Power
  Revenue, 6%, 7/1/2012 (c)                          4,020,000       4,746,213
Puerto Rico Municipal Finance Agency, General
  Obligation, Inverse Floater, Rites-PA 645 A,
  7.993%, 8/1/2012* (c)                              1,500,000       1,893,615
Shenendehowa Central School District, NY,
  Clifton Park:
  6.85%, 6/15/2008 (c)                                 350,000         416,717
  6.85%, 6/15/2009 (c)                                 350,000         421,810
Tompkins County, NY, Industrial Development
  Agency Revenue, 6%, 7/1/2017                       1,100,000       1,251,976
Troy, New York, Municipal Assistance Corporation:
  Series B, Zero Coupon, 1/15/2007 (c)                 650,000         542,171
  Series B, Zero Coupon, 7/15/2007 (c)                 650,000         533,097
  Series B, Zero Coupon, 1/15/2008 (c)                 750,000         597,660
Ulster County, NY, Resource Recovery Agency,
  Solid Waste System Revenue, 6%, 3/1/2014           3,000,000       3,124,050
Valley Central School District, Montgomery, NY,
  7.15%, 6/15/2008 (c)                                 625,000         760,181
Virgin Islands, Public Finance Authority:
  Mortgage Fund Loan Notes, Series A, ETM, 7%,
    10/1/2002                                          500,000         524,465
  Revenue, Series D, 6%, 10/1/2007                   3,000,000       3,154,740
Westchester County, NY, General Obligation
  Unlimited, 5.25%, 11/1/2011                        3,000,000       3,322,890
--------------------------------------------------------------------------------
Total Long-Term Municipal Investments (Cost $355,078,040)          392,940,187
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $357,668,040) (a)       395,530,187
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

* Inverse floating rate notes are instruments whose yields may change based on the change in the relationship between long-term and short-term interest rates and which exhibit added interest rate sensitivity compared to other bonds with similar maturities. These securities are shown at their rate as of August 31, 2001.

** Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or the extent of the demand period.

(a) The cost for federal income tax purposes was $357,668,040. At August 31, 2001, net unrealized appreciation for all securities based on tax cost was $37,862,147. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $38,665,426 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $803,279.

(b) Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

(c) Bond is insured by one of these companies: AMBAC, Capital Guaranty, FGIC, FSA or MBIA.

(d) When-issued or forward delivery securities (see Notes to Financial Statements).

    AMT: Alternative minimum tax

    ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.



    The accompanying notes are an integral part of the financial statements.

Financial Statements
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
 Statement of Assets and Liabilities as of August 31, 2001
----------------------------------------------------------------------------------

Assets
----------------------------------------------------------------------------------
Investments in securities, at value (cost $357,668,040)           $   395,530,187
----------------------------------------------------------------------------------
Cash                                                                      126,364
----------------------------------------------------------------------------------
Receivable for investments sold                                         3,142,942
----------------------------------------------------------------------------------
Interest receivable                                                     4,705,885
----------------------------------------------------------------------------------
Receivable for Fund shares sold                                           100,902
----------------------------------------------------------------------------------
Total assets                                                          403,606,280
----------------------------------------------------------------------------------

Liabilities
----------------------------------------------------------------------------------
Payable for investments purchased                                       3,915,306
----------------------------------------------------------------------------------
Payable for when-issued and forward delivery securities                 5,283,100
----------------------------------------------------------------------------------
Dividends payable                                                         161,245
----------------------------------------------------------------------------------
Payable for Fund shares redeemed                                          145,172
----------------------------------------------------------------------------------
Accrued management fee                                                    183,769
----------------------------------------------------------------------------------
Accrued Trustees' fees and expenses                                        13,208
----------------------------------------------------------------------------------
Other accrued expenses and payables                                       189,781
----------------------------------------------------------------------------------
Total liabilities                                                       9,891,581
----------------------------------------------------------------------------------
Net assets, at value                                              $   393,714,699
----------------------------------------------------------------------------------

Net Assets
----------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income                                        37,850
----------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investments              37,862,147
----------------------------------------------------------------------------------
Accumulated net realized gain (loss)                                  (10,448,445)
----------------------------------------------------------------------------------
Paid-in capital                                                       366,263,147
----------------------------------------------------------------------------------
Net assets, at value                                              $   393,714,699
----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

----------------------------------------------------------------------------------
 Statement of Assets and Liabilities as of August 31, 2001 (continued)
----------------------------------------------------------------------------------

Net Asset Value
----------------------------------------------------------------------------------
Class S

Net Asset Value, offering and redemption price per share
($187,861,797 / 17,038,570 outstanding shares of beneficial
interest, $.01 par value, unlimited number of shares authorized)  $         11.03
----------------------------------------------------------------------------------
Class A

Net Asset Value and redemption price per share
($188,279,182 / 17,068,938 outstanding shares of beneficial
interest, $.01 par value, unlimited number of
shares authorized)                                                $         11.03
----------------------------------------------------------------------------------
Maximum offering price per share (100 / 95.50 of $11.03)          $         11.55
----------------------------------------------------------------------------------
Class B

Net Asset Value, offering and redemption price per share
(subject to contingent deferred sales charge) ($13,568,666
/ 1,228,547 outstanding shares of beneficial interest, $.01
par value, unlimited number of shares authorized)                 $         11.04
----------------------------------------------------------------------------------
Class C

Net Asset Value, offering and redemption price per share (subject to contingent deferred sales charge) ($4,005,054 / 363,417
outstanding shares of beneficial interest, $.01 par value,
unlimited number of shares authorized)                            $         11.02
----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

----------------------------------------------------------------------------------
 Statement of Operations for the year ended August 31, 2001
----------------------------------------------------------------------------------

Investment Income
----------------------------------------------------------------------------------
Income:
Interest                                                          $    13,049,274
----------------------------------------------------------------------------------
Expenses:
Management fee                                                          1,355,595
----------------------------------------------------------------------------------
Administrative fee                                                        111,342
----------------------------------------------------------------------------------
Services to shareholders                                                  115,582
----------------------------------------------------------------------------------
Custodian fees                                                             14,305
----------------------------------------------------------------------------------
Distribution services fees                                                594,010
----------------------------------------------------------------------------------
Auditing                                                                   29,156
----------------------------------------------------------------------------------
Legal                                                                       3,387
----------------------------------------------------------------------------------
Trustees' fees and expenses                                                21,545
----------------------------------------------------------------------------------
Reports to shareholders                                                    40,464
----------------------------------------------------------------------------------
Registration fees                                                          38,351
----------------------------------------------------------------------------------
Reorganization                                                             25,292
----------------------------------------------------------------------------------
Other                                                                      20,077
----------------------------------------------------------------------------------
Total expenses, before expense reductions                               2,369,106
----------------------------------------------------------------------------------
Expense reductions                                                        (53,663)
----------------------------------------------------------------------------------
Total expenses, after expense reductions                                2,315,443
----------------------------------------------------------------------------------
Net investment income                                                  10,733,831
----------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investment Transactions
----------------------------------------------------------------------------------
Net realized gain (loss) from investments                                 758,620
----------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on
investments                                                            17,141,669
----------------------------------------------------------------------------------
Net gain (loss) on investment transactions                             17,900,289
----------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations   $    28,634,120
----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

----------------------------------------------------------------------------------
 Statements of Changes in Net Assets
----------------------------------------------------------------------------------

                                                      Years Ended August 31,
Increase (Decrease) in Net Assets                      2001             2000
----------------------------------------------------------------------------------
Operations:
Net investment income                            $    10,733,831  $    10,429,028
----------------------------------------------------------------------------------
Net realized gain (loss) on investment
transactions                                             758,620       (4,081,263)
----------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on
investment transactions during the period             17,141,669        7,070,127
----------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                       28,634,120       13,417,892
----------------------------------------------------------------------------------
Distributions to shareholders from:
Net investment income:
----------------------------------------------------------------------------------
  Class S                                             (1,719,183)              --
----------------------------------------------------------------------------------
  Class A                                             (8,422,968)      (9,808,092)
----------------------------------------------------------------------------------
  Class B                                               (454,808)        (477,980)
----------------------------------------------------------------------------------
  Class C                                               (131,604)        (142,956)
----------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                             40,709,793       18,002,085
----------------------------------------------------------------------------------
Net assets acquired in tax-free reorganization       184,196,455               --
----------------------------------------------------------------------------------
Reinvestment of distributions                          6,588,929        6,015,364
----------------------------------------------------------------------------------
Cost of shares redeemed                              (71,827,632)     (64,306,714)
----------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund
share transactions                                   159,667,545      (40,289,265)
----------------------------------------------------------------------------------
Increase (decrease) in net assets                    177,573,102      (37,300,401)
----------------------------------------------------------------------------------
Net assets at beginning of period                    216,141,597      253,441,998
----------------------------------------------------------------------------------
Net assets at end of period (including
undistributed net investment income of $37,850
at August 31, 2001)                              $   393,714,699  $   216,141,597
----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

Class S

--------------------------------------------------------------------------------
                                                                          2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                                    $10.73
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                             .10
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       .30
--------------------------------------------------------------------------------
  Total from investment operations                                         .40
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                   (.10)
--------------------------------------------------------------------------------
  Total distributions                                                     (.10)
--------------------------------------------------------------------------------
Net asset value, end of period                                          $11.03
--------------------------------------------------------------------------------
Total Return (%)                                                          3.74**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                     188
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                            .75*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                             .72*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                 4.50*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                 17
--------------------------------------------------------------------------------


^a For the period from June 18, 2001 (commencement of Class S shares) to August 31, 2001.

*    Annualized

**   Not annualized

Notes to Financial Statements
--------------------------------------------------------------------------------


A. Significant Accounting Policies

Scudder New York Tax-Free Income Fund (the "Fund"), formerly Kemper New York Tax-Free Income Fund, is a non-diversified series of Scudder State Tax-Free Income Series (the "Trust"), formerly Kemper State Tax-Free Income Series, which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust is organized as a Massachusetts business trust.

The Fund offers multiple classes of shares. On June 15, 2001, the Fund acquired Class S shares (see Note H). Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class S shares are not subject to initial or contingent deferred sales charge and are not offered to new investors. Certain detailed information for Class A, B, and C shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution fees, service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the calculated mean between the most recent bid and asked quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Trustees.

When Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At August 31, 2001, the Fund had a net tax basis capital loss carryforward of approximately $9,787,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2002 ($2,381,000), August 31, 2006 ($1,478,000), August 31, 2007 ($1,229,000),
August 31, 2008 ($2,538,000) and August 31, 2009 ($2,161,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Expenses. Expenses arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses are allocated between the Funds in proportion to their relative net assets.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

For the year ended August 31, 2001, purchases and sales (excluding short-term instruments) aggregated $42,177,833 and $49,541,089, respectively.

C. Related Parties

As described in Note G, Zurich Scudder Investments, Inc., ("ZSI" or the "Advisor"), formerly Scudder Kemper Investments, Inc., has initiated a restructuring program for most of its funds. As part of this reorganization, the Fund has entered into an Administrative Agreement. The agreement was effective June 18, 2001. The terms of the newly adopted and the pre-existing agreements are set out below.

Management Agreement. Under the Investment Management Agreement (the "Management Agreement") with ZSI, the Advisor directs the investments of the Fund in accordance with its objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.55% of the first $250,000,000 of the Fund's average daily net assets, 0.52% of the next $750,000,000 of such net assets, 0.50% of the next $1,500,000,000 of such net assets, 0.48% of the next $2,500,000,000 of such net assets, 0.45% of the next $2,500,000,000 of such net assets, 0.43% of the next $2,500,000,000 of such assets, 0.41% of the next $2,500,000,000 of such assets and 0.40% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended August 31, 2001, the fee pursuant to the Management Agreement aggregated $1,355,595, which was equivalent to an annual rate of 0.55% of the Fund's average daily net assets.

Administrative Fee. Effective June 18, 2001, the Fund, as approved by the Fund's Trustees, adopted an Administrative Agreement (the "Administrative Agreement") with ZSI. Under the Administrative Agreement, the Advisor provides, or pays others to provide, substantially all of the administrative services required by the Fund (other than those provided by ZSI under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the

Fund of an administrative services fee (the "Administrative Fee") of 0.150%, 0.125%, 0.175% and 0.150% of average daily net assets for Class S, A, B and C shares, respectively, computed and accrued daily and payable monthly.

As of the effective date of the Administrative Agreement, each service provider continues to provide the services that it previously provided to the Fund (i.e., shareholder services, custody, audit and legal), under the current arrangements, except that ZSI pays these entities for the provision of their services to the Fund and pays most other Fund expenses, including insurance, registration, printing and postage fees. Certain expenses of the Fund are not borne by ZSI under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expense, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the period June 18, 2001 through August 31, 2001, the Administrative Fee was as follows:

                                                                      Unpaid at
Administrative Fee                             Total Aggregated  August 31, 2001
--------------------------------------------------------------------------------
Class S                                       $     48,400     $     21,744
--------------------------------------------------------------------------------
Class A                                              4,781            2,165
--------------------------------------------------------------------------------
Class B                                              1,172              535
--------------------------------------------------------------------------------
Class C                                             56,989           25,377
--------------------------------------------------------------------------------
                                              $    111,342     $     49,821
--------------------------------------------------------------------------------


Service Provider Fees. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund's Class S shares. Scudder Investments Service Company ("SISC"), formerly Kemper Service Company, an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund's Class A, B and C shares. Prior to June 18, 2001, the amount charged to Class A, B and C shares by SISC aggregated $84,727, $8,984 and $1,441.

Effective June 18, 2001 the above fees are paid by the Advisor in accordance with the Administrative Agreement.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc., ("SDI"), formerly Kemper Distributors, Inc., a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and Class C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended August 31, 2001, the Distribution Fee was as follows:

                                                                      Unpaid at
Distribution Fee                               Total Aggregated  August 31, 2001
--------------------------------------------------------------------------------
Class B                                          $     93,571     $      9,171
--------------------------------------------------------------------------------
Class C                                                26,870            2,481
--------------------------------------------------------------------------------
                                                 $    120,441     $     11,652
--------------------------------------------------------------------------------


Effective June 18, 2001, in accordance with an amended and restated Distribution Service Agreement, SDI also provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these firms based upon the assets of shareholder accounts the firms service. This amended agreement replaced the Administrative Services Agreement and did not result in any increase in fees or expenses to each such class. For the year ended August 31, 2001, the Service Fee was as follows:

                                                                      Unpaid at
Service Fee                                    Total Aggregated  August 31, 2001
--------------------------------------------------------------------------------
Class A                                          $    433,422     $     42,259
--------------------------------------------------------------------------------
Class B                                                31,190            3,057
--------------------------------------------------------------------------------
Class C                                                 8,957              818
--------------------------------------------------------------------------------
                                                 $    473,569     $     46,134
--------------------------------------------------------------------------------


Underwriting and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions retained by SDI in connection with the distribution of the Fund's Class A shares for the year ended August 31, 2001 were $18,401.

In addition, SDI receives a contingent deferred sales charge ("CDSC") for Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of shares redeemed. For the year ended August 31, 2001, the CDSC for Class B and C shares aggregated $22,033 and $661, respectively.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor an annual retainer plus specified amounts for attended board and committee meetings. For the year ended August 31, 2001, Trustees' fees and7expenses aggregated $9,527. In addition, a one-time fee of $12,018 was accrued for payment to those Trustees not affiliated with the Advisor who did not stand for re-election, under the reorganization discussed in Note G. Inasmuch as the Advisor will also benefit from administrative efficiencies of a consolidated Board, the Advisor has agreed to bear $6,009 of such costs.

D. Share Transactions

The following table summarizes share and dollar activity in the Fund:

                        Year Ended August 31, 2001    Year Ended August 31, 2000
--------------------------------------------------------------------------------
                           Shares        Dollars        Shares         Dollars
--------------------------------------------------------------------------------

Shares sold
--------------------------------------------------------------------------------
Class S*                    392,187  $  4,217,080             --   $         --
--------------------------------------------------------------------------------
Class A                   2,977,371    31,630,407      1,497,310     14,978,014
--------------------------------------------------------------------------------
Class B                     281,343     2,998,578        130,880      1,322,273
--------------------------------------------------------------------------------
Class C                      71,324       761,247        118,704      1,185,701
--------------------------------------------------------------------------------
                                     $ 39,607,312                  $ 17,485,988
--------------------------------------------------------------------------------

Shares issued in tax-free reorganization
--------------------------------------------------------------------------------
Class S                  17,166,420  $184,196,455             --   $         --
--------------------------------------------------------------------------------

Shares issued to shareholders in reinvestments of dividends
--------------------------------------------------------------------------------
Class S*                    106,562  $  1,158,520             --   $         --
--------------------------------------------------------------------------------
Class A                     478,257     5,084,505        560,830      5,646,063
--------------------------------------------------------------------------------
Class B                      23,360       248,913         26,833        270,354
--------------------------------------------------------------------------------
Class C                       9,116        96,991          9,839         98,947
--------------------------------------------------------------------------------
                                     $  6,588,929                  $  6,015,364
--------------------------------------------------------------------------------

Shares redeemed
--------------------------------------------------------------------------------
Class S*                   (626,599)  $(6,785,287)            --   $         --
--------------------------------------------------------------------------------
Class A                  (5,825,020)  (62,194,223)    (5,854,649)   (58,917,789)
--------------------------------------------------------------------------------
Class B                    (106,258)   (1,127,793)      (312,569)    (3,111,859)
--------------------------------------------------------------------------------
Class C                     (58,087)     (617,848)      (176,069)    (1,760,969)
--------------------------------------------------------------------------------
                                     $(70,725,151)                 $(63,790,617)
--------------------------------------------------------------------------------

Conversion of shares
--------------------------------------------------------------------------------
Class A                     103,855  $  1,102,481         50,729   $    516,097
--------------------------------------------------------------------------------
Class B                    (103,697)   (1,102,481)       (48,014)      (516,097)
--------------------------------------------------------------------------------
                                     $          --                  $         --
--------------------------------------------------------------------------------

                        Year Ended August 31, 2001    Year Ended August 31, 2000
--------------------------------------------------------------------------------
                           Shares        Dollars        Shares         Dollars
--------------------------------------------------------------------------------
Net increase (decrease)
--------------------------------------------------------------------------------
Class S                  17,038,570  $182,786,768             --   $         --
--------------------------------------------------------------------------------
Class A                  (2,265,537)  (24,376,830)     3,745,780    (37,777,615)
--------------------------------------------------------------------------------
Class B                      94,748     1,017,217       (202,870)    (2,035,329)
--------------------------------------------------------------------------------
Class C                      22,353       240,390        (47,526)      (476,321)
--------------------------------------------------------------------------------
                                     $159,667,545                  $(40,289,265)
--------------------------------------------------------------------------------

* For the period from June 18, 2001 (commencement of Class S shares) to August 31, 2001.

E. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund expenses. For the period September 1, 2000 through June 17, 2001, the Fund's custodian fees were reduced by $13,802. For the period June 18, 2001 through August 31, 2001, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $4,236 for custody credits earned. Prior to June 18, 2001 the transfer agent fees were reduced by $4,324.

Effective June 18, 2001, transfer agent credits are no longer used to reduce Fund expenses.

F. Line of Credit

The Fund and several affiliated funds (the "Participants") share in a $750 million revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. Each Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Reorganization

ZSI initiated a restructuring program to reorganize and combine its two fund families, Scudder and Kemper, in response to changing industry conditions and investor needs. The program proposed to streamline the management and operations of most of the funds ZSI advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the consolidation of certain Board of Directors/Trustees and the adoption of an Administrative Fee covering the provision of most of the services paid for by the affected funds. Costs incurred in connection with this restructuring initiative were borne jointly by ZSI and certain of the affected funds. Those costs, including printing, shareholder meeting expenses and professional fees, are presented as reorganization expenses in the Statement of Operations of the Fund. ZSI has agreed to bear $25,292 of such costs.

H. Acquisition of Assets

On June 15, 2001, the Fund acquired all the net assets of Scudder New York Tax Free Fund pursuant to a plan of reorganization approved by shareholders on May 24, 2001. The acquisition was accomplished by a tax-free exchange of 16,133,458 Class S shares of the Scudder New York Tax Free Fund for 17,166,420 Class S shares of the Fund, outstanding on June 15, 2001. Scudder New York Tax Free Fund's net assets at that date ($184,196,455), including $14,005,351 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $205,865,146. The combined net assets of the Fund immediately following the acquisition were $390,061,601.

I. Adoption of New Accounting Principle

The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. The revised Audit and Accounting Guide will require the Fund to accrete market discount on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount of accretion that would have been recognized had accretion been in effect from the purchase date of each holding. The adoption of this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain (loss) in the Statement of Operations.

J. Subsequent Event

On September 24, 2001, Deutsche Bank and Zurich Financial Services, parent company of ZSI, the investment manager for the Fund, announced that they have signed an agreement in principle under which Deutsche Bank will acquire 100% of ZSI. The agreement in principle does not include ZSI's Threadneedle Investments in the U.K., which will be retained by Zurich Financial Services. Definitive transaction agreements are expected to be signed in the fourth quarter of 2001 and the transaction is expected to be completed, pending regulatory and shareholder approval and satisfaction of other conditions, in the first quarter of 2002.

Report of Ernst & Young LLP,
Independent Auditors
--------------------------------------------------------------------------------


To the Trustees and Shareholders of Scudder New York Tax-Free Income Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Scudder New York Tax-Free Income Fund (the "Fund") (one of the series of the Scudder State Tax-Free Income Series (the "Trust")), as of August 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scudder New York Tax-Free Income Fund, a series of the Scudder State Tax-Free Income Series, at August 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein, in conformity with accounting principles generally accepted in the United States.

Boston, Massachusetts                      Ernst & Young LLP
October 15, 2001

Tax Information                                                      (Unaudited)
--------------------------------------------------------------------------------


Of the dividends paid from net investment income of the Fund for the taxable year ended August 31, 2001, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Officers and Trustees
--------------------------------------------------------------------------------


TRUSTEES                                     OFFICERS

John W. Ballantine                           Eleanor R. Brennan
        Trustee                                      Vice President

Lewis A. Burnham                             Philip J. Collora
        Trustee                                      Vice President and
                                                     Assistant Secretary
Mark S. Casady
        Trustee and President                Philip G. Condon
                                                     Vice President
Linda C. Coughlin
        Chairperson, Trustee and             Ashton P. Goodfield
        Vice President                               Vice President

Donald L. Dunaway                            Richard L. Vandenberg
        Trustee                                      Vice President

James R. Edgar                               Kathryn L. Quirk
        Trustee                                      Vice President

William F. Glavin, Jr.                       Linda J. Wondrack
        Trustee                                      Vice President

Robert B. Hoffman                            John R. Hebble
        Trustee                                      Treasurer

Shirley D. Peterson                          Thomas Lally
        Trustee                                      Assistant Treasurer

Fred B. Renwick                              Brenda Lyons
        Trustee                                      Assistant Treasurer

William P. Sommers                           John Millette
        Trustee                                      Secretary

John G. Weithers                             Caroline Pearson
        Trustee                                      Assistant Secretary

Investment Products and Services
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
 Scudder Funds
-------------------------------------------------------------------------------------------

Core                                           Income

   Scudder Balanced Fund                          Scudder GNMA Fund
   Scudder Growth and Income Fund                 Scudder High-Yield Opportunity Fund
   Scudder S&P 500 Index Fund                     Scudder Income Fund
   Scudder Select 500 Fund                        Scudder Short-Term Bond Fund
   Scudder Small Company Stock Fund
                                               Tax-Free Income
Growth
                                                  Scudder California Tax-Free Income Fund*
   Scudder 21st Century Growth Fund               Scudder High-Yield Tax-Free Fund
   Scudder Capital Growth Fund                    Scudder Managed Municipal Bonds
   Scudder Development Fund                       Scudder Massachusetts Tax-Free Fund
   Scudder Large Company Growth Fund              Scudder Medium-Term Tax-Free Fund
   Scudder Select 1000 Growth Fund                Scudder New York Tax-Free Income Fund*

Value                                          Money Market

   Scudder Dividend & Growth Fund                 Scudder Cash Investment Trust
   Scudder Large Company Value Fund               Scudder Money Market Series:
   Scudder Small Company Value Fund*                Prime Reserve Shares
                                                    Premium Shares
Sector                                              Managed Shares
                                                  Scudder Tax-Free Money Fund
   Scudder Gold Fund                              Scudder U.S. Treasury Money Fund
   Scudder Health Care Fund
   Scudder Technology Innovation Fund

Asset Allocation

   Scudder Pathway Conservative Portfolio
   Scudder Pathway Moderate Portfolio
   Scudder Pathway Growth Portfolio

Global/International

   Scudder Emerging Markets Growth Fund
   Scudder Emerging Markets Income Fund
   Scudder Global Fund
   Scudder Global Bond Fund
   Scudder Global Discovery Fund
   Scudder Greater Europe Growth Fund
   Scudder International Fund
   Scudder Latin America Fund
   Scudder Pacific Opportunities Fund
   The Japan Fund, Inc.*

-------------------------------------------------------------------------------------------

*   Class S shares only

-------------------------------------------------------------------------------------------
 Retirement Programs and Education Accounts
-------------------------------------------------------------------------------------------

Retirement Programs                                    Education Accounts

   Traditional IRA                                        Education IRA
   Roth IRA                                               UGMA/UTMA
   SEP-IRA                                                IRA for Minors
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities



 Closed-End Funds

   The Argentina Fund, Inc.                            Scudder High Income Trust
   The Brazil Fund, Inc.                               Scudder Intermediate Government Trust
   The Korea Fund, Inc.                                Scudder Multi-Market Income Trust
   Montgomery Street Income Securities, Inc.           Scudder Strategic Income Trust
   Scudder Global High Income Fund, Inc.               Scudder Strategic Municipal Income Trust
   Scudder New Asia Fund, Inc.                         Scudder Municipal Income Trust

------------------------------------------------------------------------------------------------

Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources
--------------------------------------------------------------------------------

For shareholders of Scudder funds including those in the AARP Investment Program
--------------------------------------------------------------------------------

 Convenient ways to   Automatic Investment Plan
    invest, quickly
       and reliably   A convenient investment program in which money is
                      electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average"-- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                      Automatic Dividend Transfer

                      The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                      QuickBuy

                      Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                      Payroll Deduction and Direct Deposit

                      Have all or part of your paycheck--even government checks -- invested in up to four Scudder funds at one time.

                      * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.
--------------------------------------------------------------------------------

   Around-the-clock   Automated Information Lines
 electronic account
        service and   Scudder Class S Shareholders:
       information,   Call SAIL(TM)--1-800-343-2890
     including some
       transactions   AARP Investment Program Shareholders:
                      Call Easy-Access Line-- 1-800-631-4636

                      Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

                      Web Site

                      Scudder Class S Shareholders --
                      myScudder.com

                      AARP Investment Program Shareholders--
                      aarp.scudder.com

                      Scudder's Web sites allow you to view your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

                      The sites also provide prospectuses and applications for all Scudder funds, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Those who depend   Automatic Withdrawal Plan
      on investment
       proceeds for   You designate the bank account, determine the schedule (as
    living expenses   frequently as once a month) and amount of the redemptions,
    can enjoy these   and Scudder does the rest.
        convenient,
        timely, and   Distributions Direct
 reliable automated
withdrawal programs   Automatically deposits your fund distributions into the
                      bank account you designate within three business days afte each distribution is paid.

                      QuickSell

                      Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.
--------------------------------------------------------------------------------

           For more   Scudder Class S Shareholders:
  information about
     these services   Call a Scudder representative at
                      1-800-SCUDDER

                      AARP Investment Program Shareholders:

                      Call an AARP Investment Program representative at 1-800-253-2277
--------------------------------------------------------------------------------

 Please address all   For Scudder Class S Shareholders:
            written
  correspondence to   Scudder Investments
                      PO Box 219669
                      Kansas City, MO
                      64121-9669

                      For AARP Investment Program Shareholders:

                      AARP Investment Program
                      from Scudder Investments
                      PO Box 219735
                      Kansas City, MO
                      64121-9735
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

                                   SCUDDER
                                   INVESTMENTS

                                   Two International Place
                                   Boston, MA 02110-4103















                                   A member of [LOGO] Zurich Scudder Investments

Scudder New York Tax-Free
Income Fund

--------------------------------------------------------------------------------
                                       Classes A, B and C
--------------------------------------------------------------------------------



                                       Annual Report
                                       August 31, 2001










For investors seeking a high level of current income that is exempt from New York state and New York City income taxes and federal income taxes.

Contents
--------------------------------------------------------------------------------


         3   Economic Overview

         5   Performance Summary

         8   Portfolio Management Review

        13   Portfolio Summary

        14   Investment Portfolio

        22   Financial Statements

        26   Financial Highlights

        29   Notes to Financial Statements

        37   Report of Independent Auditors

        38   Tax Information

        39   Shareholder Meeting Results

        41   Officers and Trustees

        42   Investment Products and Services

        44   Account Management Resources



Scudder New York Tax-Free Income Fund           Nasdaq Symbol     CUSIP Number
--------------------------------------------------------------------------------
Class A                                             KNTAX          811-204403
--------------------------------------------------------------------------------
Class B                                             KNTBX          811-204858
--------------------------------------------------------------------------------
Class C                                             KNTCX          811-204841
--------------------------------------------------------------------------------


Zurich Scudder Investments, Inc., is a leading global investment management firm, managing more than $345 billion in assets for individuals, corporate clients, retirement and pension plans and insurance companies.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Economic Overview
--------------------------------------------------------------------------------


Dear Shareholder:

Odds of a recession were abnormally high before September 11. By now, recession is a near certainty. Economic activity fell hard in the immediate aftermath of the terrorist attacks, and we expect the economy to continue its decline until early next spring.

To understand why, let's start by looking at the nation's demand for cash, which was on the rise even before the attacks. Nervous people like more cash, so confidence and cash levels tend to move in opposite directions. From the end of 1999 to the end of June 2001, households added $100 billion to their cash supplies. They will now want to add more.

Jittery Americans could carry their hoarding too far, but we think it's a small risk. Consumer lending is different than it was in the late 1970s and 1980s, when banks would cut people off at the first sign of trouble. No one worries about that now because markets, not banks, supply the funds through asset-backed securities and secondary mortgage markets.

But right now, shoppers are spending less. They had too much debt and were trying to rein in their spending when the terrorist attacks sapped their confidence. Although people will still buy groceries, visit the doctor and pay their kids' tuition, we don't expect total consumption to get back to this summer's level before the end of 2002.

As their customers retrench, business executives will do the same. They already cut capital spending, and will review outlays for the coming months. Before September 11, managers had planned for growth that didn't happen. Looking at factories, spare capacity is higher than at any time since 1983. But that's just the tip of the iceberg: Many service industries are vastly oversized. And companies that over-invested have no choice but to compete on price. Lower prices will limit revenue growth, making any profit rebound tepid next year.

Poor corporate pricing power also means low inflation. Many people think the money the Fed is putting into the system is bound to be an inflation problem down the road, but we don't see it that way. Inflation is determined not only by how much money is floating around but by what people do with it. Companies have had to use money to write off bad debts rather than make new loans, and individuals have been

--------------------------------------------------------------------------------
 Economic Guideposts Data as of 8/31/01
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                                    2 years ago  1 year ago  6 months ago   Now

Inflation Rate (a)                     2.1          3.6         3.7         2.7
U.S. Unemployment Rate (b)             4.2          4.0         4.20        4.9
Federal Funds Rate (c)                 5.00         6.50        5.5         3.5
Industrial Production (d)              5.4          5.7         1.7        -3.3
Growth Rate of Personal Income (e)     4.50         7.1         6.8         5.3

--------------------------------------------------------------------------------
(a) The year-over-year percentage change in U.S. consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
    Sources: Bloomberg Business News, Zurich Scudder Investments, Inc.
--------------------------------------------------------------------------------


holding more cash. If the Fed were not creating a lot of money, this "money destruction" would cause severe problems for the economy. Even though we expect the Fed to continue to ease policy, inflation will likely be lower next year than this and lower still in the years to come.

Here's the good part: The private sector will be pulling back at the exact same time the government is stepping in with huge new outlays to help offset some of the damage.

Recessions are never welcome, but they force people and businesses to reduce the excesses built up in a boom. As despicable as the terrorist attacks were, individuals and businesses are likely to react by aggressively correcting excesses that have built up over the past several years. The corrective actions will hurt now but will brighten the medium- to long-term outlook. We believe Americans will quickly put their houses in order, and by the end of 2002, the stage should be set for another expansion.

Zurich Scudder Investments, Inc.
Economics Group


The sources, opinions and forecasts expressed are those of the economic advisors of Zurich Scudder Investments, Inc. as of October 1, 2001, and may not actually come to pass.

Performance Summary                                                            August 31, 2001
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
 Annual Average Total Returns (Unadjusted for Sales Charge)
------------------------------------------------------------------------------------------------
Scudder New York Tax-Free Income Fund                      1-Year   3-Year    5-Year   10-Year
------------------------------------------------------------------------------------------------
Class A                                                    10.91%    5.17%     6.53%     6.79%
------------------------------------------------------------------------------------------------
Class B                                                    10.07%    4.28%     5.67%  5.91%(a)
------------------------------------------------------------------------------------------------
Class C                                                    10.16%    4.36%     5.68%  5.91%(a)
------------------------------------------------------------------------------------------------
Lehman Brother Municipal Bond Index++                      10.19%    5.75%     7.01%    7.22%
------------------------------------------------------------------------------------------------

Performance is historical and does not guarantee future results.

Sources: Lipper, Inc. and Zurich Scudder Investments, Inc.

------------------------------------------------------------------------------------------------
 Net Asset Value and Distribution Information
------------------------------------------------------------------------------------------------
                                                       Class A        Class B        Class C
------------------------------------------------------------------------------------------------
Net Asset Value:
8/31/01                                               $   11.03     $   11.04      $   11.02
------------------------------------------------------------------------------------------------
8/31/00                                               $   10.39     $   10.40      $   10.38
------------------------------------------------------------------------------------------------
Distribution Information:
Twelve Months:
  Income Dividends                                    $     .47     $     .39      $     .39
------------------------------------------------------------------------------------------------
August Income Dividend                                $    .042     $    .035      $    .038
------------------------------------------------------------------------------------------------
SEC 30-day Equivalent Yield+                            3.70%          2.88%          2.89%
------------------------------------------------------------------------------------------------
Current Annualized Distribution Rate+ (based on Net
Asset Value)                                            4.23%          3.50%          3.81%
------------------------------------------------------------------------------------------------
Tax Equivalent Yield+                                   6.85%          5.33%          5.35%
------------------------------------------------------------------------------------------------

+ Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on August 31, 2001. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended August 31, 2001, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Tax equivalent yield is based on the Fund's yield and a marginal income tax rate of 45.95% (combined New York state and federal income tax rate). Yields and distribution rates are historical and will fluctuate.

--------------------------------------------------------------------------------
 Class A Lipper Rankings*
--------------------------------------------------------------------------------
                                                        Number of
                                                         Funds      Percentile
Period                                    Rank          Tracked       Ranking
--------------------------------------------------------------------------------
1-Year                                     21     of      103           21
--------------------------------------------------------------------------------
3-Year                                     15     of       90           17
--------------------------------------------------------------------------------
5-Year                                     28     of       78           36
--------------------------------------------------------------------------------
10-Year                                    14     of       35           39
--------------------------------------------------------------------------------

Rankings/ratings are historical and do not guarantee future results.

Source: Lipper, Inc.

--------------------------------------------------------------------------------
Growth of an Assumed $10,000 Investment** (Adjusted for Sales Charge)
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

                       Scudder New York         Lehman Brothers
                     Tax-Free Income Fund          Municipal
                          -- Class A             Bond Index++

               '91           9550                   10000
               '92           10701                  11118
               '93           12029                  12474
               '94           11948                  12492
               '95           12857                  13600
               '96           13430                  14311
               '97           14609                  15637
               '98           15837                  16990
               '99           15595                  17074
               '00           16610                  18227
               '01           18424                  20084

                         Yearly periods ended August 31

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
 Comparative Results(b) (Adjusted for Sales Charge)
------------------------------------------------------------------------------------------------

Scudder New York Tax-Free Income Fund                      1-Year   3-Year    5-Year   10-Year
------------------------------------------------------------------------------------------------
Class A                      Growth of $10,000            $10,592   $11,110  $13,101   $18,424
                             -------------------------------------------------------------------
                             Average annual total return   5.92%     3.57%    5.55%     6.30%
------------------------------------------------------------------------------------------------
Class B                      Growth of $10,000            $10,707   $11,143  $13,075  $17,765(a)
                             -------------------------------------------------------------------
                             Average annual total return   7.07%     3.67%    5.51%    5.91%(a)
------------------------------------------------------------------------------------------------
Class C                      Growth of $10,000            $11,016   $11,366  $13,184  $17,759(a)
                             -------------------------------------------------------------------
                             Average annual total return   10.16%    4.36%    5.68%    5.91%(a)
------------------------------------------------------------------------------------------------
Lehman Brothers Municipal    Growth of $10,000            $11,019   $11,824  $14,035   $20,084
Bond Index++                 -------------------------------------------------------------------
                             Average annual total return   10.19%    5.75%    7.01%     7.22%
------------------------------------------------------------------------------------------------

Performance is historical and does not guarantee future results.

The growth of $10,000 is cumulative.

* Lipper, Inc. rankings are based on net asset value and do not include the effect of sales charges. If sales charges had been included, results might have been less favorable.

** The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

(a) Returns shown for Class B and C shares for the periods prior to their inception date on May 31, 1994 are derived from the historical performance of Class A shares of the Scudder New York Tax-Free Income Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.

(b) The maximum sales charge for Class A shares is 4.50%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no sales charge adjustment, but redemptions within one year of purchase may be subject to a contingent deferred sales charge of 1%.

++ The Lehman Brothers Municipal Bond Index includes approximately 15,000 bonds. To be included in the index a municipal bond must meet the following criteria: a minimum credit rating of BBB, have been issued as a part of an issue of at least $50 million, have been issued within the last five years, and have a maturity of at least two years. Bonds subject to alternative minimum tax, variable-rate bonds and zero-coupon bonds are excluded from the index. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Returns and rankings may differ by share classes.

It is the policy of Scudder's tax-free funds not to invest in taxable issues. However, a small portion of the Fund's income may be subject to federal, state, or local tax, and the alternative minimum tax.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Portfolio Management Review
--------------------------------------------------------------------------------


Scudder New York Tax-Free Income Fund:
A Team Approach to Investing

Scudder New York Tax-Free Income Fund is managed by a team of Zurich Scudder Investments, Inc. (the "Advisor") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Advisor's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Advisor believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

Co-lead Portfolio Manager Philip G. Condon joined the Advisor in 1983 and the fund team in 2000. Mr. Condon has over 25 years of experience in municipal investing and portfolio management.

Co-lead Portfolio Manager Ashton P. Goodfield joined the fund team in 1999. Ms. Goodfield joined the Advisor in 1986 and has over 15 years of experience in the mutual fund industry.

Portfolio Manager Eleanor R. Brennan joined the fund team in 1999 and the Advisor in 1995. Ms. Brennan has 15 years of experience in municipal investing.

Note: In June of this year, Scudder New York Tax Free Fund (S shares) was merged into Kemper New York Tax-Free Income Fund and then renamed "Scudder New York Tax-Free Income Fund." This annual report, although dated through the fiscal year ending August 31, 2001, contains information from an interview with portfolio management in mid-September 2001. As a result, the discussion contains reference to the economic impact of the September 11, 2001, attacks on New York and Washington D.C.

Q: What impact will the attack on the World Trade Center Towers have on bonds issued by and within New York? Furthermore, how do you expect Scudder New York Tax-Free Fund's portfolio to be affected by these current events?

A: While the Trade Center attack will likely have some effect on New York City municipal bonds, we do not believe the attack and subsequent physical damage will have a serious impact on the municipal bond market. A good deal of federal aid appears to be heading to the city to help it through this difficult time, and prior to this event, New York municipal bonds were improving.

Moreover, we do not expect our portfolio to be dramatically impacted. The majority of our portfolio is invested in very high-quality issues. About 90 percent is in bonds rated AAA, AA or A, with about 10 percent in BBB, B or nonrated bonds. The fund has very limited exposure to bonds of the Port Authority, an entity that owns a portion of the World Trade Center buildings. Further, much of the fund's New York City bonds are insured, meaning it is guaranteed that an insurance company will step in should an issuer become insolvent and be unable to meet loan payments. Just 7.5 percent of our exposure to New York City bonds is uninsured. We have a minimal stake in municipal bonds issued by airline companies. (Airlines are able to issue municipal debt to raise funds for the building of airport facilities such as terminals.)

Q: How did the municipal bond market perform during the fiscal year ending August 31, 2001?

A: Municipal bonds generally outperformed low-quality taxable bonds during the fiscal year and held up fairly well against their high-quality taxable counterparts. The performance of municipal bonds also strikingly outpaced the equity market. While the S&P 500 fell 25.31 percent, and the Nasdaq plunged
57.08 percent, the Lehman Municipal Bond Index delivered 10.19 percent for the one-year period ending August 31, 2001. As a result, we have seen increased investor interest in municipal bonds.

Q: How did Scudder New York Tax-Free Income Fund perform during the one-year period ending August 31, 2001?

A: New York municipal bonds generally performed quite well over the course of the last year. We have seen a good deal of demand for New York bonds, as investors have rebalanced portfolios away from equity securities. That extra demand, particularly for bonds with maturities of less than 10 years, has caused the yield curve to steepen, meaning issues with longer maturities were yielding more than those with shorter maturities. Because we have an overweight exposure relative to our typical peer in intermediate-term bonds, or those with maturities of below 10 years, our fund's performance has benefited.

Scudder New York Tax-Free Income Fund delivered 10.91 percent (Class A shares) for the one-year period ending August 31, 2001, while its typical peer in the New York Municipal Debt Funds category returned 10.29 percent, according to Lipper, Inc. For the three-year period ending August 31, 2001, Class A shares of Scudder New York Tax-Free Income Fund garnered a 5.17 percent return, versus 4.45 percent from its typical peer. For both periods, the fund ranks in the category's top quartile, according to Lipper, Inc.

Q: How was the fund positioned throughout the year?

A: For much of the fiscal year, we had positioned the fund for a falling-interest-rate environment and a slowing economy by focusing on securities with intermediate maturities and call protection. (Call-protected bonds typically are less likely to be bought back early by their issuers when interest rates decline.) That tactic worked well over the course of the period as the Federal Reserve Board markedly slashed short-term interest rates, moving the federal funds rate to 3.50 percent by August 31, 2001, from 6.50 percent as of September 1, 2000. As the yield curve continued to steepen during the fiscal year, our bets on intermediate-term bonds were a boon. And as interest rates declined, we also benefited from our focus on bonds with call protection. As rates came down, these bonds kept paying the higher yields we had previously locked in.

Q: What is your outlook for the year ahead?

A: We continue to believe that municipal bonds are very attractive relative to U.S. Treasury bonds. While bond trading was lighter than normal in the aftermath of the destruction of the World Trade Center buildings, the market remains open, and there appears to be a consensus that there will be a continued interest in bonds, particularly due to the volatility we've seen in the stock market. Further, outside of Treasury bonds and agency securities, municipal bonds continue to be viewed as the safest investment option.

At the same time, the Federal Reserve remains in an easing mode, having made another 50-basis-point inter-meeting cut to short-term rates on September 17, 2001. More easing is expected in upcoming months as well. As a result, we expect the yield curve to remain steep, which should bode well for our positioning in intermediate securities.


The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions.

Portfolio Summary                                                August 31, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Portfolio Composition*                                 8/31/01        8/31/00
--------------------------------------------------------------------------------
Revenue Bonds                                              78%            83%
U.S. Government Secured                                     2%             1%
General Obligation Bonds                                   20%            16%
--------------------------------------------------------------------------------
                                                          100%           100%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Quality                                                8/31/01        8/31/00
--------------------------------------------------------------------------------
AAA                                                        66%            61%
AA                                                          4%            14%
A                                                          20%            20%
BBB                                                         3%             1%
BB                                                          1%             1%
Not Rated                                                   6%             3%
--------------------------------------------------------------------------------
                                                          100%           100%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Years to Maturity                                      8/31/01        8/31/00
--------------------------------------------------------------------------------
1-10 years                                                 66%            84%
11-20 years                                                31%            16%
21+ years                                                   3%             --
--------------------------------------------------------------------------------
                                                          100%           100%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Interest Rate Sensitivity                              8/31/01        8/31/00
--------------------------------------------------------------------------------
Average Maturity                                     9.3 years     10.7 years
Average Duration                                     7.7 years      7.5 years
--------------------------------------------------------------------------------

*Portfolio composition and holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 14. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio                                       as of August 31, 2001
--------------------------------------------------------------------------------

                                                     Principal
                                                    Amount ($)        Value ($)
--------------------------------------------------------------------------------
Short-Term Municipal Investments** 0.7%
--------------------------------------------------------------------------------
New York State Dormitory Authority, Daily Demand
  Note, 2.5%, 7/1/2019                               1,400,000       1,400,000
New York State Energy Research & Development
  Authority, Daily Demand Note, 2.35%, 6/1/2029      1,190,000       1,190,000
--------------------------------------------------------------------------------
Total Short-Term Municipal Investments (Cost $2,590,000)             2,590,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Long-Term Municipal Investments 99.3%
--------------------------------------------------------------------------------
34th Street Partnership Inc., NY, Capital
  Improvement, 5.5%, 1/1/2014                        1,900,000       1,981,833
Albany County, NY, Airport Revenue:
  AMT, 5.375%, 12/15/2017 (c)                        1,000,000       1,056,010
  AMT, 5.5%, 12/15/2019 (c)                          1,000,000       1,056,780
Albany, NY, General Obligation Unlimited, 7%,
  1/15/2008 (c)                                         10,000          10,188
Babylon, NY, General Obligation, Series A, Zero
  Coupon, 8/1/2007 (c)                                 735,000         602,612
Battery Park City Authority, Housing Revenue,
  Prerefunded 6/1/2005, 8.625%, 6/1/2023 (b)            10,000          11,943
Brookhaven, NY, Industrial Development Agency,
  Civic Facilities Revenue, Memorial Hospital
  Medical Center, Series A, 8.25%, 11/15/2030        2,000,000       2,002,480
Buffalo, NY, General Obligation:
  5.375%, 2/1/2016 (c)                               1,020,000       1,097,999
  5.75%, 12/1/2012 (c)                               1,000,000       1,137,780
Chautauqua County, NY:
  7.3%, 4/1/2008 (c)                                   575,000         701,028
  7.3%, 4/1/2009 (c)                                   575,000         710,849
Erie County, NY, Public Improvement, General
  Obligation Unlimited, 6.125%, 1/15/2012 (c)          590,000         694,731
Glen Cove Housing Authority, NY, Senior Living
  Facility, The Mayfair at Glen Cove, AMT,
  8.25%, 10/1/2026                                   1,500,000       1,622,040
Islip, NY, New York Community Development
  Agency, New York Institute of Technology,
  Prerefunded 3/1/2006, 7.5%, 3/1/2026 (b)           4,000,000       4,785,840
Long Island Power Authority, NY, Electric
  Systems Revenue:
  Zero Coupon, 6/1/2012                             10,000,000       6,399,900
  Zero Coupon, 6/1/2014 (c)                          2,115,000       1,205,952
  Series A, 5%, 12/1/2018 (c)                        4,000,000       4,089,320
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                     Principal
                                                    Amount ($)        Value ($)
--------------------------------------------------------------------------------
  Series A, 5.5%, 12/1/2013 (c)                      3,000,000       3,387,180
Metropolitan Transportation Authority, NY:
  Dedicated Tax Fund, Series A, 5.25%, 4/1/2016      2,000,000       2,131,580
  Revenue, Series Q, 5.125%, 7/1/2012 (c)            5,000,000       5,344,300
  Series A, 5%, 4/1/2029                             2,000,000       2,020,400
  Series B, Inverse Floater, 7.773%, 6/30/2002*      8,000,000       9,108,480
  Transit Facilities Revenue:
    6%, 7/1/2016                                     7,750,000       8,514,770
    Series C, 5.125%, 7/1/2013 (c)                   4,000,000       4,296,120
Monroe County, NY, General Obligation Unlimited:
  6%, 3/1/2013                                       1,050,000       1,234,107
  6%, 3/1/2014                                       1,040,000       1,224,496
  6%, 3/1/2015                                       1,250,000       1,473,675
  6%, 3/1/2017                                       1,410,000       1,657,201
  6%, 3/1/2018                                       1,130,000       1,325,196
Nassau County, NY:
  General Obligation Unlimited, Series F, 7%,
    3/1/2010                                         4,445,000       5,442,814
  Industrial Finance Authority, Series A, 5.75%,
    11/15/2015                                       1,500,000       1,664,400
  Sewer Districts, Series A, 6%, 7/1/2012 (c)          705,000         821,515
  Sewer Districts, Series A, 6%, 7/1/2013 (c)          710,000         829,252
New York City, NY, General Obligation:
  Series A, 7%, 8/1/2006                             5,000,000       5,809,700
  Series A, 6.25%, 8/1/2009                          5,175,000       5,862,913
  Series B, 7.25%, 8/15/2007                         2,250,000       2,691,990
  Series B, 8.25%, 6/1/2006                          2,750,000       3,328,627
  Series F, Zero Coupon, 8/1/2008 (c)                6,755,000       5,254,512
  Series H, 5.125%, 8/1/2018 (c)                     3,405,000       3,523,085
  Series H, 6%, 8/1/2014                             2,500,000       2,748,200
  Series I, 6%, 4/15/2009                            2,000,000       2,236,400
  Series L, 5.625%, 8/1/2007                         5,550,000       6,186,196
New York City, NY, Industrial Development Agency:
  Civic Facilities Revenue, USTA National Tennis
    Center:
    6.1%, 11/15/2004                                 1,215,000       1,336,464
    6.25%, 11/15/2006                                3,000,000       3,328,260
  Civic Facilities Revenue, YMCA Greater New
    York Project:
    5.8%, 8/1/2016                                   1,000,000       1,026,370
    5.85%, 8/1/2008                                    600,000         659,016
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                     Principal
                                                    Amount ($)        Value ($)
--------------------------------------------------------------------------------
  Japan Air Lines, Series 1996, AMT, 6%,
    11/1/2015 (c)                                      930,000         978,778
New York City, NY, Municipal Water FInance
  Authority, Water and Sewer System Revenue:
  Series D, Zero Coupon, 6/15/2017                   5,000,000       2,369,850
  Inverse Floater, Rites PA 838, 7.367%,
    6/15/2016*                                       5,000,000       5,936,050
New York City, NY, Transitional Finance
  Authority, Revenue:
  Future Tax Secured, Series B, 5.5%, 2/1/2017       1,000,000       1,085,420
  Future Tax Secured, Series C, 5.375%, 2/1/2017     1,500,000       1,608,780
  Series A, 5.25%, 11/15/2013                          500,000         540,085
  Series A, 5.75%, 8/15/2011                         3,000,000       3,403,980
  Series B, 6.125%, 11/15/2014                       2,000,000       2,316,200
  Series C, 5%, 5/1/2017                             4,000,000       4,121,920
  Series C, 5.5%, 5/1/2025                           3,780,000       3,977,807
New York Municipal Assistance Corp., Series 1997
  L, 6%, 7/1/2005                                    3,500,000       3,874,045
New York State Dormitory Authority:
  City University System, Revenue:
    5.625%, 7/1/2016 (c)                             1,100,000       1,250,755
    5.75%, 7/1/2013 (c)                              4,100,000       4,731,072
    5.75%, 7/1/2018                                  2,250,000       2,575,035
    6%, 7/1/2010                                     1,000,000       1,107,530
    Series A, 5.75%, 7/1/2009 (c)                    1,000,000       1,136,140
    Series A, 5.75%, 7/1/2018 (c)                    2,000,000       2,281,260
    Series D, 7%, 7/1/2009                           2,200,000       2,512,268
  Colgate University, Revenue:
    6%, 7/1/2016 (c)                                   900,000       1,060,470
    6%, 7/1/2021 (c)                                   850,000         990,870
  College and University Pooled Capital Program,
    Series A, 7.8%, 12/1/2005 (c)                      340,000         345,906
  Columbia University, Revenue:
    5%, 7/1/2015                                     2,500,000       2,501,275
    5.25%, 7/1/2015                                  1,000,000       1,084,680
  Fordham University, Revenue, 7.2%, 7/1/2015 (c)      790,000         800,783
  Green Chimneys School, Series A, 5.5%,
    7/1/2018 (c)                                     1,375,000       1,474,069
  Health Services Facility Revenue, 5.75%,
    8/15/2012 (c)                                    2,000,000       2,210,000
  Judicial Facilities, Revenue, ETM, 7.375%,
    7/1/2016                                           115,000         144,384
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                     Principal
                                                    Amount ($)        Value ($)
--------------------------------------------------------------------------------
  Mt. Sinai School of Medicine, Revenue:
    Series A, 6.5%, 7/1/2025                         2,000,000       2,204,520
    Series B, 5.7%, 7/1/2011 (c)                     1,825,000       2,090,902
  New York University, Revenue:
    5.5%, 7/1/2031 (c)                               3,000,000       3,332,550
    Series A, 5.75%, 7/1/2027 (c)                    3,000,000       3,436,200
    Series 2, 5.5%, 7/1/2016 (c)                     1,000,000       1,090,730
  Nyack Hospital:
    6%, 7/1/2006                                     1,000,000         965,410
    6.25%, 7/1/2013                                    500,000         438,995
  Pace University, Revenue:
    6.5%, 7/1/2008 (c)                               1,360,000       1,600,108
    6.5%, 7/1/2009 (c)                                   5,000           5,939
    6.5%, 7/1/2011 (c)                                 760,000         916,948
    6.5%, 7/1/2012 (c)                                 500,000         607,265
  Revenue:
    Series B, Prerefunded 5/15/2010, 7.5%,
      5/15/2011 (b)                                  1,000,000       1,227,404
    Series C, 7.375%, 5/15/2010                        785,000         929,589
    Series C, Prerefunded 5/15/2009, 7.375%,
      5/15/2010 (b)                                    215,000         272,323
  Series 310, Inverse Floater, 10.05%,
    2/15/2010* (c)                                   2,500,000       3,378,600
  Special Activities School Districts, Revenue:
    5.25%, 7/1/2012                                  1,350,000       1,481,774
    5.25%, 7/1/2015 (c)                              1,000,000       1,071,740
  State University Educational Facilities,
    Revenue:
    5.25%, 5/15/2018 (c)                             3,000,000       3,161,880
    5.75%, 5/15/2012 (c)                             3,000,000       3,431,190
    5.875%, 5/15/2017 (c)                            2,325,000       2,703,557
    Prerefunded 5/15/2002, 7.25%, 5/15/2018 (b)        155,000         163,331
    Series A, 5.875%, 5/15/2011                      2,250,000       2,593,485
    Series B, 5.375%, 7/1/2019                       1,980,000       2,074,387
    Series C, 5.75%, 5/15/2017                       2,000,000       2,295,100
  Upstate Community College, Revenue:
    Series A, 5.8%, 7/1/2006                         1,075,000       1,194,862
    Series A, 5.875%, 7/1/2016                       3,555,000       3,868,480
  Westchester County Court Facilities, Lease
    Revenue, 5.25%, 8/1/2014                         2,555,000       2,735,051
  Yeshiva University, Revenue, 5.375%, 7/1/2016
    (c)                                              1,000,000       1,080,820
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                     Principal
                                                    Amount ($)        Value ($)
--------------------------------------------------------------------------------
New York State Environmental Facilities
  Corporation:
  Riverbank State Park, Special Obligation
    Revenue:
    6.25%, 4/1/2008 (c)                              2,185,000       2,529,247
    6.25%, 4/1/2012 (c)                              3,695,000       4,397,678
  State Clean Water and Drinking Revolving
    Funds:
    Series B, 5.25%, 5/15/2015                       3,120,000       3,359,398
    Series C, 5.25%, 6/15/2015                       5,330,000       5,746,220
  State Water Pollution Control:
    Series D, 6.9%, 5/15/2015                          670,000         756,135
    Series E, 6.5%, 6/15/2014                           90,000          92,086
New York State Health Facilities Authority,
  6.375%, 11/1/2004                                  1,500,000       1,645,350
New York State Housing Finance Agency:
  Multi-Family Mortgage Housing, Revenue, Series
    A, 6.95%, 8/15/2012                              1,500,000       1,559,595
  Service Contract Obligation, Revenue, Series
    C, 7.3%, 9/15/2012                                  75,000          76,639
  State University Construction, Revenue, Series
    A, ETM, 8%, 5/1/2011                               200,000         256,324
New York State Local Government Assistance
  Corporation:
  Series B, Zero Coupon, 4/1/2009 (c)                5,980,000       4,513,405
  Series B, 4.875%, 4/1/2020 (c)                     1,240,000       1,244,266
  Series C, 5.5%, 4/1/2017                           2,500,000       2,780,750
  Series E, 5.25%, 4/1/2016 (c)                      1,185,000       1,295,869
New York State Medical Care Facilities Finance
  Agency, Mental Health Service Facilities
  Improvement, Revenue, Series D, 7.4%,
  2/15/2018                                            290,000         301,478
New York State Mortgage Agency, Homeowner
  Mortgage Revenue, Series 56, 6.45%, 10/1/2021      4,000,000       4,286,480
New York State Thruway Authority, Revenue:
  Series A, Zero Coupon, 1/1/2006                    2,905,000       2,496,818
  Series E, 5%, 1/1/2025                             5,360,000       5,365,038
  Services Contract Revenue, Local Highway and
    Bridges, 5.25%, 4/1/2013 (c)                     2,400,000       2,575,296
New York State Urban Development Corporation:
  Revenue, Correctional Capital Facilities:
    5.125%, 4/1/2016 (c)                             2,525,000       2,644,205
    Series A, 5%, 1/1/2028                           5,000,000       5,009,800
    Series A, 5.5%, 1/1/2014                         2,000,000       2,251,240
    Series B, 5.25%, 1/1/2013 (c)                    1,700,000       1,835,830
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                     Principal
                                                    Amount ($)        Value ($)
--------------------------------------------------------------------------------
  State Facilities, Revenue, 5.6%, 4/1/2015          2,260,000       2,553,574
  Syracuse University Center for Science and
    Technology, Revenue:
    5.5%, 1/1/2015                                   4,500,000       5,031,225
    5.5%, 1/1/2017                                   4,890,000       5,424,233
New York State, General Obligation, Series F,
  5.25%, 9/15/2013                                   1,000,000       1,075,610
New York Triborough Bridge and Tunnel Authority,
  General Purpose Revenue, Series Y, 6.125%,
  1/1/2021                                           7,205,000       8,499,162
Niagara County, NY:
  General Obligation, 7.1%, 2/15/2011 (c)              500,000         623,215
  Industrial Development Agency, Solid Waste
    Disposal Revenue, Series D, 5.55%,
    11/15/2024                                       3,760,000       3,876,823
Niagara Falls, NY:
  Bridge Commission Toll Revenue, 5.25%,
    10/1/2015 (c)                                   10,720,000      11,828,877
  Water Treatment Plant:
    AMT, 8.5%, 11/1/2005 (c)                         2,140,000       2,571,595
    AMT, 8.5%, 11/1/2006 (c)                         1,240,000       1,533,930
    General Obligation, 7%, 11/1/2012 (c)            1,000,000       1,128,680
    General Obligation, 7.25%, 11/1/2011 (c)           215,000         271,238
North Babylon, NY, General Obligation, Free
  School District, 5.25%, 1/15/2016 (c)              1,605,000       1,705,601
Oneida-Herkimer, NY, Solid Waste Management
  Authority:
  Series 1998, 5.5%, 4/1/2013 (c)                      500,000         554,030
  Series 1998, 5.5%, 4/1/2014 (c)                    1,000,000       1,107,940
Orange County, NY, Industrial Development
  Agency, The Glen Arden Project:
  5.625%, 1/1/2018                                   2,000,000       1,793,760
  5.7%, 1/1/2028                                     3,750,000       3,190,688
Port Authority of New York & New Jersey:
  JFK International Air Terminal, Special
    Obligation Revenue:
    AMT, 7%, 10/1/2007                               3,500,000       3,786,895
    6.25%, 12/1/2010 (c)                             2,500,000       2,919,575
    6.25%, 12/1/2011 (c)                             2,500,000       2,965,550
    6.25%, 12/1/2015 (c)                             8,000,000       9,605,840
  LaGuardia Continental/Eastern Project
    LaGuardia, Special Obligation Revenue,
    9.125%, 12/1/2015                                2,550,000       2,647,410
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                     Principal
                                                    Amount ($)        Value ($)
--------------------------------------------------------------------------------
Puerto Rico Commonwealth, General Obligation,
  5.5%, 7/1/2013 (c)(d)                              5,000,000       5,516,800
Puerto Rico Commonwealth, Highway and
  Transportation Authority, Highway Revenue,
  Revenue, Series Z, 6%, 7/1/2018                    2,750,000       3,242,058
Puerto Rico Commonwealth, Public Improvements,
  General Obligation, Zero Coupon, 7/1/2008          1,000,000         770,090
Puerto Rico Electric Power Authority, Power
  Revenue, 6%, 7/1/2012 (c)                          4,020,000       4,746,213
Puerto Rico Municipal Finance Agency, General
  Obligation, Inverse Floater, Rites-PA 645 A,
  7.993%, 8/1/2012* (c)                              1,500,000       1,893,615
Shenendehowa Central School District, NY,
  Clifton Park:
  6.85%, 6/15/2008 (c)                                 350,000         416,717
  6.85%, 6/15/2009 (c)                                 350,000         421,810
Tompkins County, NY, Industrial Development
  Agency Revenue, 6%, 7/1/2017                       1,100,000       1,251,976
Troy, New York, Municipal Assistance Corporation:
  Series B, Zero Coupon, 1/15/2007 (c)                 650,000         542,171
  Series B, Zero Coupon, 7/15/2007 (c)                 650,000         533,097
  Series B, Zero Coupon, 1/15/2008 (c)                 750,000         597,660
Ulster County, NY, Resource Recovery Agency,
  Solid Waste System Revenue, 6%, 3/1/2014           3,000,000       3,124,050
Valley Central School District, Montgomery, NY,
  7.15%, 6/15/2008 (c)                                 625,000         760,181
Virgin Islands, Public Finance Authority:
  Mortgage Fund Loan Notes, Series A, ETM, 7%,
    10/1/2002                                          500,000         524,465
  Revenue, Series D, 6%, 10/1/2007                   3,000,000       3,154,740
Westchester County, NY, General Obligation
  Unlimited, 5.25%, 11/1/2011                        3,000,000       3,322,890
--------------------------------------------------------------------------------
Total Long-Term Municipal Investments (Cost $355,078,040)          392,940,187
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $357,668,040) (a)       395,530,187
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

* Inverse floating rate notes are instruments whose yields may change based on the change in the relationship between long-term and short-term interest rates and which exhibit added interest rate sensitivity compared to other bonds with similar maturities. These securities are shown at their rate as of August 31, 2001.

** Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or the extent of the demand period.

(a) The cost for federal income tax purposes was $357,668,040. At August 31, 2001, net unrealized appreciation for all securities based on tax cost was $37,862,147. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $38,665,426 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $803,279.

(b) Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

(c) Bond is insured by one of these companies: AMBAC, Capital Guaranty, FGIC, FSA or MBIA.

(d) When-issued or forward delivery securities (see Notes to Financial Statements).

    AMT: Alternative minimum tax

    ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.



    The accompanying notes are an integral part of the financial statements.

Financial Statements
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
 Statement of Assets and Liabilities as of August 31, 2001
----------------------------------------------------------------------------------

Assets
----------------------------------------------------------------------------------
Investments in securities, at value (cost $357,668,040)           $   395,530,187
----------------------------------------------------------------------------------
Cash                                                                      126,364
----------------------------------------------------------------------------------
Receivable for investments sold                                         3,142,942
----------------------------------------------------------------------------------
Interest receivable                                                     4,705,885
----------------------------------------------------------------------------------
Receivable for Fund shares sold                                           100,902
----------------------------------------------------------------------------------
Total assets                                                          403,606,280
----------------------------------------------------------------------------------

Liabilities
----------------------------------------------------------------------------------
Payable for investments purchased                                       3,915,306
----------------------------------------------------------------------------------
Payable for when-issued and forward delivery securities                 5,283,100
----------------------------------------------------------------------------------
Dividends payable                                                         161,245
----------------------------------------------------------------------------------
Payable for Fund shares redeemed                                          145,172
----------------------------------------------------------------------------------
Accrued management fee                                                    183,769
----------------------------------------------------------------------------------
Accrued Trustees' fees and expenses                                        13,208
----------------------------------------------------------------------------------
Other accrued expenses and payables                                       189,781
----------------------------------------------------------------------------------
Total liabilities                                                       9,891,581
----------------------------------------------------------------------------------
Net assets, at value                                              $   393,714,699
----------------------------------------------------------------------------------

Net Assets
----------------------------------------------------------------------------------
Net assets consist of:                                                     37,850
Undistributed net investment income
----------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investments              37,862,147
----------------------------------------------------------------------------------
Accumulated net realized gain (loss)                                  (10,448,445)
----------------------------------------------------------------------------------
Paid-in capital                                                       366,263,147
----------------------------------------------------------------------------------
Net assets, at value                                              $   393,714,699
----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

----------------------------------------------------------------------------------
 Statement of Assets and Liabilities as of August 31, 2001 (continued)
----------------------------------------------------------------------------------

Net Asset Value
----------------------------------------------------------------------------------
Class S

Net Asset Value, offering and redemption price per share
($187,861,797 / 17,038,570 outstanding shares of beneficial
interest, $.01 par value, unlimited number of shares authorized)  $         11.03
----------------------------------------------------------------------------------
Class A

Net Asset Value and redemption price per share
($188,279,182 / 17,068,938 outstanding shares of beneficial
interest, $.01 par value, unlimited number of
shares authorized)                                                $         11.03
----------------------------------------------------------------------------------
Maximum offering price per share (100 / 95.50 of $11.03)          $         11.55
----------------------------------------------------------------------------------
Class B

Net Asset Value, offering and redemption price per share
(subject to contingent deferred sales charge) ($13,568,666
/ 1,228,547 outstanding shares of beneficial interest, $.01
par value, unlimited number of shares authorized)                 $         11.04
----------------------------------------------------------------------------------
Class C

Net Asset Value, offering and redemption price per share (subject to contingent deferred sales charge) ($4,005,054 / 363,417
outstanding shares of beneficial interest, $.01 par value,
unlimited number of shares authorized)                            $         11.02
----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

----------------------------------------------------------------------------------
 Statement of Operations for the year ended August 31, 2001
----------------------------------------------------------------------------------

Investment Income
----------------------------------------------------------------------------------
Income:
Interest                                                          $    13,049,274
----------------------------------------------------------------------------------
Expenses:
Management fee                                                          1,355,595
----------------------------------------------------------------------------------
Administrative fee                                                        111,342
----------------------------------------------------------------------------------
Services to shareholders                                                  115,582
----------------------------------------------------------------------------------
Custodian fees                                                             14,305
----------------------------------------------------------------------------------
Distribution services fees                                                594,010
----------------------------------------------------------------------------------
Auditing                                                                   29,156
----------------------------------------------------------------------------------
Legal                                                                       3,387
----------------------------------------------------------------------------------
Trustees' fees and expenses                                                21,545
----------------------------------------------------------------------------------
Reports to shareholders                                                    40,464
----------------------------------------------------------------------------------
Registration fees                                                          38,351
----------------------------------------------------------------------------------
Reorganization                                                             25,292
----------------------------------------------------------------------------------
Other                                                                      20,077
----------------------------------------------------------------------------------
Total expenses, before expense reductions                               2,369,106
----------------------------------------------------------------------------------
Expense reductions                                                        (53,663)
----------------------------------------------------------------------------------
Total expenses, after expense reductions                                2,315,443
----------------------------------------------------------------------------------
Net investment income                                                  10,733,831
----------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investment Transactions
----------------------------------------------------------------------------------
Net realized gain (loss) from investments                                 758,620
----------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on
investments                                                            17,141,669
----------------------------------------------------------------------------------
Net gain (loss) on investment transactions                             17,900,289
----------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations   $    28,634,120
----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

----------------------------------------------------------------------------------
 Statements of Changes in Net Assets
----------------------------------------------------------------------------------

                                                      Years Ended August 31,
Increase (Decrease) in Net Assets                      2001             2000
----------------------------------------------------------------------------------
Operations:
Net investment income                            $    10,733,831  $    10,429,028
----------------------------------------------------------------------------------
Net realized gain (loss) on investment
transactions                                             758,620       (4,081,263)
----------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on
investment transactions during the period             17,141,669        7,070,127
----------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                       28,634,120       13,417,892
----------------------------------------------------------------------------------
Distributions to shareholders from:
Net investment income:
----------------------------------------------------------------------------------
  Class S                                             (1,719,183)              --
----------------------------------------------------------------------------------
  Class A                                             (8,422,968)      (9,808,092)
----------------------------------------------------------------------------------
  Class B                                               (454,808)        (477,980)
----------------------------------------------------------------------------------
  Class C                                               (131,604)        (142,956)
----------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                             40,709,793       18,002,085
----------------------------------------------------------------------------------
Net assets acquired in tax-free reorganization       184,196,455               --
----------------------------------------------------------------------------------
Reinvestment of distributions                          6,588,929        6,015,364
----------------------------------------------------------------------------------
Cost of shares redeemed                              (71,827,632)     (64,306,714)
----------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund
share transactions                                   159,667,545      (40,289,265)
----------------------------------------------------------------------------------
Increase (decrease) in net assets                    177,573,102      (37,300,401)
----------------------------------------------------------------------------------
Net assets at beginning of period                    216,141,597      253,441,998
----------------------------------------------------------------------------------
Net assets at end of period (including
undistributed net investment income of $37,850
at August 31, 2001)                              $   393,714,699  $   216,141,597
----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

Financial Highlights
------------------------------------------------------------------------------------------------

Class A

------------------------------------------------------------------------------------------------
 Years Ended August 31,                           2001      2000     1999     1998      1997
------------------------------------------------------------------------------------------------

Selected Per Share Data
------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $10.39    $10.22   $11.11    $10.93   $10.66
------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                     .47       .47      .49       .53      .56
------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                          .64       .17     (.63)      .36      .36
------------------------------------------------------------------------------------------------
  Total from investment operations                1.11       .64     (.14)      .89      .92
------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                           (.47)     (.47)    (.49)     (.53)    (.56)
------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions     --        --     (.26)     (.18)    (.09)
------------------------------------------------------------------------------------------------
  Total distributions                             (.47)     (.47)    (.75)     (.71)    (.65)
------------------------------------------------------------------------------------------------
Net asset value, end of period                  $11.03    $10.39   $10.22    $11.11   $10.93
------------------------------------------------------------------------------------------------
Total Return (%)^a                               10.91      6.50    (1.52)     8.44     8.77
------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)             188       201      236       268      273
------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)    .94^b     .89      .88       .84      .83
------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)     .92^b     .88      .88       .84      .83
------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)         4.39      4.68     4.49      4.81     5.15
------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                         17        26       69        77       92
------------------------------------------------------------------------------------------------

^a   Total return does not reflect the effect of any sales charges.

^b The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .93% and .92%, respectively (see Notes to Financial Statements).

Class B

------------------------------------------------------------------------------------------------
 Years Ended August 31,                           2001      2000     1999     1998      1997
------------------------------------------------------------------------------------------------

Selected Per Share Data
------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $10.40    $10.23   $11.13    $10.94   $10.66
------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                     .39       .38      .39       .44      .47
------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                          .64       .17     (.64)      .37      .37
------------------------------------------------------------------------------------------------
  Total from investment operations                1.03       .55     (.25)      .81      .84
------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                           (.39)     (.38)    (.39)     (.44)    (.47)
------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions     --        --     (.26)     (.18)    (.09)
------------------------------------------------------------------------------------------------
  Total distributions                             (.39)     (.38)    (.65)     (.62)    (.56)
------------------------------------------------------------------------------------------------
Net asset value, end of period                  $11.04    $10.40   $10.23    $11.13   $10.94
------------------------------------------------------------------------------------------------
Total Return (%)^a                                10.07     5.60    (2.44)     7.65     7.96
------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)              14        12       14        12       10
------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)   1.73^b    1.71     1.73      1.67     1.67
------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)    1.70^b    1.70     1.73      1.67     1.67
------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)         3.60      3.86     3.64      3.98     4.31
------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                         17        26       69        77       92
------------------------------------------------------------------------------------------------

^a   Total return does not reflect the effect of any sales charges.

^b The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.71% and 1.70%, respectively (see Notes to Financial Statements).

Class C

------------------------------------------------------------------------------------------------
 Years Ended August 31,                           2001      2000     1999     1998      1997
------------------------------------------------------------------------------------------------

Selected Per Share Data
------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $10.38    $10.21   $11.10    $10.92   $10.65
------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                     .39       .39      .40       .44      .47
------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                          .64       .17     (.63)      .36      .36
------------------------------------------------------------------------------------------------
  Total from investment operations                1.03       .56     (.23)      .80      .83
------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                           (.39)     (.39)    (.40)     (.44)    (.47)
------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions     --        --     (.26)     (.18)    (.09)
------------------------------------------------------------------------------------------------
  Total distributions                             (.39)     (.39)    (.66)     (.66)    (.56)
------------------------------------------------------------------------------------------------
Net asset value, end of period                  $11.02    $10.38   $10.21    $11.10   $10.92
------------------------------------------------------------------------------------------------
Total Return (%)^a                               10.16      5.64    (2.33)     7.56     7.87
------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)               4         4        4         4        3
------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)   1.73^b    1.70     1.71      1.67     1.65
------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)    1.68^b    1.69     1.71      1.67     1.65
------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)         3.62      3.87     3.65      3.98     4.33
------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                         17        26       69        77       92
------------------------------------------------------------------------------------------------

^a   Total return does not reflect the effect of any sales charges.

^b The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.69% and 1.68%, respectively (see Notes to Financial Statements).

Notes to Financial Statements
--------------------------------------------------------------------------------


A. Significant Accounting Policies

Scudder New York Tax-Free Income Fund (the "Fund"), formerly Kemper New York Tax-Free Income Fund, is a non-diversified series of Scudder State Tax-Free Income Series (the "Trust"), formerly Kemper State Tax-Free Income Series, which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust is organized as a Massachusetts business trust.

The Fund offers multiple classes of shares. On June 15, 2001, the Fund acquired Class S shares (see Note H). Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class S shares are not subject to initial or contingent deferred sales charge and are not offered to new investors. Certain detailed information for Class A, B, and C shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution fees, service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the calculated mean between the most recent bid and asked quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Trustees.

When Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At August 31, 2001, the Fund had a net tax basis capital loss carryforward of approximately $9,787,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2002 ($2,381,000), August 31, 2006 ($1,478,000), August 31, 2007 ($1,229,000),
August 31, 2008 ($2,538,000) and August 31, 2009 ($2,161,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Expenses. Expenses arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses are allocated between the Funds in proportion to their relative net assets.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

For the year ended August 31, 2001, purchases and sales (excluding short-term instruments) aggregated $42,177,833 and $49,541,089, respectively.

C. Related Parties

As described in Note G, Zurich Scudder Investments, Inc., ("ZSI" or the "Advisor"), formerly Scudder Kemper Investments, Inc., has initiated a restructuring program for most of its funds. As part of this reorganization, the Fund has entered into an Administrative Agreement. The agreement was effective June 18, 2001. The terms of the newly adopted and the pre-existing agreements are set out below.

Management Agreement. Under the Investment Management Agreement (the "Management Agreement") with ZSI, the Advisor directs the investments of the Fund in accordance with its objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.55% of the first $250,000,000 of the Fund's average daily net assets, 0.52% of the next $750,000,000 of such net assets, 0.50% of the next $1,500,000,000 of such net assets, 0.48% of the next $2,500,000,000 of such net assets, 0.45% of the next $2,500,000,000 of such net assets, 0.43% of the next $2,500,000,000 of such assets, 0.41% of the next $2,500,000,000 of such assets and 0.40% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended August 31, 2001, the fee pursuant to the Management Agreement aggregated $1,355,595, which was equivalent to an annual rate of 0.55% of the Fund's average daily net assets.

Administrative Fee. Effective June 18, 2001, the Fund, as approved by the Fund's Trustees, adopted an Administrative Agreement (the "Administrative Agreement") with ZSI. Under the Administrative Agreement, the Advisor provides, or pays others to provide, substantially all of the administrative services required by the Fund (other than those provided by ZSI under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the

Fund of an administrative services fee (the "Administrative Fee") of 0.150%, 0.125%, 0.175% and 0.150% of average daily net assets for Class S, A, B and C shares, respectively, computed and accrued daily and payable monthly.

As of the effective date of the Administrative Agreement, each service provider continues to provide the services that it previously provided to the Fund (i.e., shareholder services, custody, audit and legal), under the current arrangements, except that ZSI pays these entities for the provision of their services to the Fund and pays most other Fund expenses, including insurance, registration, printing and postage fees. Certain expenses of the Fund are not borne by ZSI under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expense, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the period June 18, 2001 through August 31, 2001, the Administrative Fee was as follows:

                                                                      Unpaid at
Administrative Fee                             Total Aggregated  August 31, 2001
--------------------------------------------------------------------------------
Class S                                       $     48,400     $     21,744
--------------------------------------------------------------------------------
Class A                                              4,781            2,165
--------------------------------------------------------------------------------
Class B                                              1,172              535
--------------------------------------------------------------------------------
Class C                                             56,989           25,377
--------------------------------------------------------------------------------
                                              $    111,342     $     49,821
--------------------------------------------------------------------------------


Service Provider Fees. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund's Class S shares. Scudder Investments Service Company ("SISC"), formerly Kemper Service Company, an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund's Class A, B and C shares. Prior to June 18, 2001, the amount charged to Class A, B and C shares by SISC aggregated $84,727, $8,984 and $1,441.

Effective June 18, 2001 the above fees are paid by the Advisor in accordance with the Administrative Agreement.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc., ("SDI"), formerly Kemper Distributors, Inc., a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and Class C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended August 31, 2001, the Distribution Fee was as follows:

                                                                      Unpaid at
Distribution Fee                               Total Aggregated  August 31, 2001
--------------------------------------------------------------------------------
Class B                                          $     93,571     $      9,171
--------------------------------------------------------------------------------
Class C                                                26,870            2,481
--------------------------------------------------------------------------------
                                                 $    120,441     $     11,652
--------------------------------------------------------------------------------


Effective June 18, 2001, in accordance with an amended and restated Distribution Service Agreement, SDI also provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these firms based upon the assets of shareholder accounts the firms service. This amended agreement replaced the Administrative Services Agreement and did not result in any increase in fees or expenses to each such class. For the year ended August 31, 2001, the Service Fee was as follows:

                                                                      Unpaid at
Service Fee                                    Total Aggregated  August 31, 2001
--------------------------------------------------------------------------------
Class A                                          $    433,422     $     42,259
--------------------------------------------------------------------------------
Class B                                                31,190            3,057
--------------------------------------------------------------------------------
Class C                                                 8,957              818
--------------------------------------------------------------------------------
                                                 $    473,569     $     46,134
--------------------------------------------------------------------------------


Underwriting and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions retained by SDI in connection with the distribution of the Fund's Class A shares for the year ended August 31, 2001 were $18,401.

In addition, SDI receives a contingent deferred sales charge ("CDSC") for Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of shares redeemed. For the year ended August 31, 2001, the CDSC for Class B and C shares aggregated $22,033 and $661, respectively.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor an annual retainer plus specified amounts for attended board and committee meetings. For the year ended August 31, 2001, Trustees' fees and7expenses aggregated $9,527. In addition, a one-time fee of $12,018 was accrued for payment to those Trustees not affiliated with the Advisor who did not stand for re-election, under the reorganization discussed in Note G. Inasmuch as the Advisor will also benefit from administrative efficiencies of a consolidated Board, the Advisor has agreed to bear $6,009 of such costs.

D. Share Transactions

The following table summarizes share and dollar activity in the Fund:

                        Year Ended August 31, 2001    Year Ended August 31, 2000
--------------------------------------------------------------------------------
                           Shares        Dollars        Shares         Dollars
--------------------------------------------------------------------------------

Shares sold
--------------------------------------------------------------------------------
Class S*                    392,187  $  4,217,080             --   $         --
--------------------------------------------------------------------------------
Class A                   2,977,371    31,630,407      1,497,310     14,978,014
--------------------------------------------------------------------------------
Class B                     281,343     2,998,578        130,880      1,322,273
--------------------------------------------------------------------------------
Class C                      71,324       761,247        118,704      1,185,701
--------------------------------------------------------------------------------
                                     $ 39,607,312                  $ 17,485,988
--------------------------------------------------------------------------------

Shares issued in tax-free reorganization
--------------------------------------------------------------------------------
Class S                  17,166,420  $184,196,455             --   $         --
--------------------------------------------------------------------------------

Shares issued to shareholders in reinvestments of dividends
--------------------------------------------------------------------------------
Class S*                    106,562  $  1,158,520             --   $         --
--------------------------------------------------------------------------------
Class A                     478,257     5,084,505        560,830      5,646,063
--------------------------------------------------------------------------------
Class B                      23,360       248,913         26,833        270,354
--------------------------------------------------------------------------------
Class C                       9,116        96,991          9,839         98,947
--------------------------------------------------------------------------------
                                     $  6,588,929                  $  6,015,364
--------------------------------------------------------------------------------

Shares redeemed
--------------------------------------------------------------------------------
Class S*                   (626,599)  $(6,785,287)            --   $         --
--------------------------------------------------------------------------------
Class A                  (5,825,020)  (62,194,223)    (5,854,649)   (58,917,789)
--------------------------------------------------------------------------------
Class B                    (106,258)   (1,127,793)      (312,569)    (3,111,859)
--------------------------------------------------------------------------------
Class C                     (58,087)     (617,848)      (176,069)    (1,760,969)
--------------------------------------------------------------------------------
                                     $(70,725,151)                 $(63,790,617)
--------------------------------------------------------------------------------

Conversion of shares
--------------------------------------------------------------------------------
Class A                     103,855  $  1,102,481         50,729   $    516,097
--------------------------------------------------------------------------------
Class B                    (103,697)   (1,102,481)       (48,014)      (516,097)
--------------------------------------------------------------------------------
                                     $          --                  $         --
--------------------------------------------------------------------------------

                        Year Ended August 31, 2001    Year Ended August 31, 2000
--------------------------------------------------------------------------------
                           Shares        Dollars        Shares         Dollars
--------------------------------------------------------------------------------
Net increase (decrease)
--------------------------------------------------------------------------------
Class S                  17,038,570  $182,786,768             --   $         --
--------------------------------------------------------------------------------
Class A                  (2,265,537)  (24,376,830)     3,745,780    (37,777,615)
--------------------------------------------------------------------------------
Class B                      94,748     1,017,217       (202,870)    (2,035,329)
--------------------------------------------------------------------------------
Class C                      22,353       240,390        (47,526)      (476,321)
--------------------------------------------------------------------------------
                                     $159,667,545                  $(40,289,265)
--------------------------------------------------------------------------------

* For the period from June 18, 2001 (commencement of Class S shares) to August 31, 2001.

E. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund expenses. For the period September 1, 2000 through June 17, 2001, the Fund's custodian fees were reduced by $13,802. For the period June 18, 2001 through August 31, 2001, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $4,236 for custody credits earned. Prior to June 18, 2001 the transfer agent fees were reduced by $4,324.

Effective June 18, 2001, transfer agent credits are no longer used to reduce Fund expenses.

F. Line of Credit

The Fund and several affiliated funds (the "Participants") share in a $750 million revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. Each Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Reorganization

ZSI initiated a restructuring program to reorganize and combine its two fund families, Scudder and Kemper, in response to changing industry conditions and investor needs. The program proposed to streamline the management and operations of most of the funds ZSI advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the consolidation of certain Board of Directors/Trustees and the adoption of an Administrative Fee covering the provision of most of the services paid for by the affected funds. Costs incurred in connection with this restructuring initiative were borne jointly by ZSI and certain of the affected funds. Those costs, including printing, shareholder meeting expenses and professional fees, are presented as reorganization expenses in the Statement of Operations of the Fund. ZSI has agreed to bear $25,292 of such costs.

H. Acquisition of Assets

On June 15, 2001, the Fund acquired all the net assets of Scudder New York Tax Free Fund pursuant to a plan of reorganization approved by shareholders on May 24, 2001. The acquisition was accomplished by a tax-free exchange of 16,133,458 Class S shares of the Scudder New York Tax Free Fund for 17,166,420 Class S shares of the Fund, outstanding on June 15, 2001. Scudder New York Tax Free Fund's net assets at that date ($184,196,455), including $14,005,351 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $205,865,146. The combined net assets of the Fund immediately following the acquisition were $390,061,601.

I. Adoption of New Accounting Principle

The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. The revised Audit and Accounting Guide will require the Fund to accrete market discount on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount of accretion that would have been recognized had accretion been in effect from the purchase date of each holding. The adoption of this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain (loss) in the Statement of Operations.

J. Subsequent Event

On September 24, 2001, Deutsche Bank and Zurich Financial Services, parent company of ZSI, the investment manager for the Fund, announced that they have signed an agreement in principle under which Deutsche Bank will acquire 100% of ZSI. The agreement in principle does not include ZSI's Threadneedle Investments in the U.K., which will be retained by Zurich Financial Services. Definitive transaction agreements are expected to be signed in the fourth quarter of 2001 and the transaction is expected to be completed, pending regulatory and shareholder approval and satisfaction of other conditions, in the first quarter of 2002.

Report of Ernst & Young LLP,
Independent Auditors
--------------------------------------------------------------------------------


To the Trustees and Shareholders of Scudder New York Tax-Free Income Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Scudder New York Tax-Free Income Fund (the "Fund") (one of the series of the Scudder State Tax-Free Income Series (the "Trust")), as of August 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scudder New York Tax-Free Income Fund, a series of the Scudder State Tax-Free Income Series, at August 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein, in conformity with accounting principles generally accepted in the United States.

Boston, Massachusetts                      Ernst & Young LLP
October 15, 2001

Tax Information                                                      (Unaudited)
--------------------------------------------------------------------------------


Of the dividends paid from net investment income of the Fund for the taxable year ended August 31, 2001, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Shareholder Meeting Results
--------------------------------------------------------------------------------


A Special Meeting of Shareholders (the "Meeting") of Scudder New York Tax-Free Income Fund (the "fund"), a series of Scudder State Tax-Free Income Series (the "Trust"), was held on Thursday, May 24, 2001, at the office of Zurich Scudder Investments, Inc., Two International Place, Boston, MA 02110. At the Meeting, the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1. To elect Trustees of the Trust to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal:

                                              Number of Votes:
                         -------------------------------------------------------
                         For                     Witheld       Broker Non-Votes*
-------------------------------------------------------------------------------
John W. Ballantine       94,163,120              1,533,430              0
-------------------------------------------------------------------------------
Lewis A. Burnham         94,131,495              1,565,055              0
-------------------------------------------------------------------------------
Mark S. Casady           94,147,296              1,549,254              0
-------------------------------------------------------------------------------
Linda C. Coughlin        94,156,339              1,540,211              0
-------------------------------------------------------------------------------
Donald L. Dunaway        94,190,635              1,505,915              0
-------------------------------------------------------------------------------

James R. Edgar           94,158,913              1,537,637              0
-------------------------------------------------------------------------------
William F. Glavin        94,159,775              1,536,775              0
-------------------------------------------------------------------------------
Robert B. Hoffman        94,155,848              1,540,702              0
-------------------------------------------------------------------------------
Shirley D. Peterson      94,168,785              1,527,765              0
-------------------------------------------------------------------------------
Fred B. Renwick          94,059,581              1,636,969              0
-------------------------------------------------------------------------------
William P. Sommers       94,147,001              1,549,549              0
-------------------------------------------------------------------------------
John G. Weithers         94,135,357              1,561,193              0
-------------------------------------------------------------------------------

2. To ratify the selection of Ernst & Young LLP as the independent auditors for the fund's current fiscal year:

        Affirmative                      Against                  Abstain
--------------------------------------------------------------------------------
        12,981,598                       44,732                   293,487
--------------------------------------------------------------------------------

* Broker non-votes are proxies received by the fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Class A

3. To approve a Rule 12b-1 Plan:

        Affirmative                      Against                      Abstain
--------------------------------------------------------------------------------
        11,646,290                       234,455                      395,224
--------------------------------------------------------------------------------

Class B

3. To approve an Amended and Restated Rule 12b-1 Plan:

        Affirmative                      Against                      Abstain
--------------------------------------------------------------------------------
        758,153                          8,365                        35,233
--------------------------------------------------------------------------------

Class C

3. To approve an Amended and Restated Rule 12b-1 Plan:

        Affirmative                      Against                     Abstain
--------------------------------------------------------------------------------
        242,097                          0                              0
--------------------------------------------------------------------------------

Officers and Trustees
--------------------------------------------------------------------------------


TRUSTEES                                     OFFICERS

John W. Ballantine                           Eleanor R. Brennan
        Trustee                                      Vice President

Lewis A. Burnham                             Philip J. Collora
        Trustee                                      Vice President and
                                                     Assistant Secretary
Mark S. Casady
        Trustee and President                Philip G. Condon
                                                     Vice President
Linda C. Coughlin
        Chairperson, Trustee and             Ashton P. Goodfield
        Vice President                               Vice President

Donald L. Dunaway                            Richard L. Vandenberg
        Trustee                                      Vice President

James R. Edgar                               Kathryn L. Quirk
        Trustee                                      Vice President

William F. Glavin, Jr.                       Linda J. Wondrack
        Trustee                                      Vice President

Robert B. Hoffman                            John R. Hebble
        Trustee                                      Treasurer

Shirley D. Peterson                          Thomas Lally
        Trustee                                      Assistant Treasurer

Fred B. Renwick                              Brenda Lyons
        Trustee                                      Assistant Treasurer

William P. Sommers                           John Millette
        Trustee                                      Secretary

John G. Weithers                             Caroline Pearson
        Trustee                                      Assistant Secretary

Investment Products and Services
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Scudder Funds
--------------------------------------------------------------------------------

Core

   Scudder Blue Chip Fund
   Scudder Focus Value+Growth Fund
   Scudder Growth and Income Fund
   Scudder Research Fund
   Scudder S&P 500 Stock Fund
   Scudder Select 500 Fund
   Scudder Small Company Stock Fund
   Scudder Target 2011 Fund
   Scudder Total Return Fund

Growth

   Scudder 21st Century Growth Fund
   Scudder Aggressive Growth Fund
   Scudder Capital Growth Fund
   Scudder Focus Growth Fund
   Scudder Growth Fund
   Scudder Large Company Growth Fund
   Scudder Select 1000 Growth Fund
   Scudder Small Capitalization Equity Fund

Value

   Scudder Contrarian Fund
   Scudder Dividend & Growth Fund
   Scudder-Dreman High Return Equity Fund
   Scudder Large Company Value Fund
   Scudder Small Cap Value Fund

Sector

   Scudder-Dreman Financial Services Fund
   Scudder Gold Fund
   Scudder Health Care Fund
   Scudder Technology Fund
   Scudder Technology Innovation Fund

Asset Allocation

   Scudder Pathway Conservative Portfolio
   Scudder Pathway Moderate Portfolio
   Scudder Pathway Growth Portfolio

Global/International

   Scudder Emerging Markets Growth Fund
   Scudder Emerging Markets Income Fund
   Scudder Global Fund
   Scudder Global Bond Fund
   Scudder Global Discovery Fund
   Scudder Greater Europe Growth Fund
   Scudder International Fund
   Scudder International Research Fund
   Scudder Latin America Fund
   Scudder New Europe Fund
   Scudder Pacific Opportunities Fund
   The Japan Fund, Inc.

Income

   Scudder Cash Reserves Fund
   Scudder Floating Rate Fund
   Scudder High-Yield Fund
   Scudder High-Yield Opportunity Fund
   Scudder Income Fund
   Scudder Short-Term Bond Fund
   Scudder Strategic Income Fund
   Scudder U.S. Government Securities Fund

Tax-Free Income

   Scudder California Tax-Free Income Fund
   Scudder Florida Tax-Free Income Fund
   Scudder High-Yield Tax-Free Fund
   Scudder Managed Municipal Bonds
   Scudder Massachusetts Tax-Free Fund
   Scudder Medium-Term Tax-Free Fund
   Scudder New York Tax-Free Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
   Traditional IRA
   Roth IRA
   SEP-IRA
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities

Education Accounts
   Education IRA
   UGMA/UTMA
   IRA for Minors

--------------------------------------------------------------------------------
 Closed-End Funds
--------------------------------------------------------------------------------

   The Argentina Fund, Inc.
   The Brazil Fund, Inc.
   The Korea Fund, Inc.
   Montgomery Street Income Securities, Inc.
   Scudder Global High Income Fund, Inc.
   Scudder New Asia Fund, Inc.
   Scudder High Income Trust
   Scudder Intermediate Government Trust
   Scudder Multi-Market Income Trust
   Scudder Strategic Income Trust
   Scudder Strategic Municipal Income Trust
   Scudder Municipal Income Trust

--------------------------------------------------------------------------------

Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources
--------------------------------------------------------------------------------

      Legal Counsel   Vedder, Price, Kaufman & Kammholz

                      Ten Post Office Square South
                      Boston, MA 02109
--------------------------------------------------------------------------------
        Shareholder   Scudder Investments Service Company
      Service Agent
                      P.O. Box 219151
                      Kansas City, MO 64121
--------------------------------------------------------------------------------
      Custodian and   State Street Bank and Trust Company
     Transfer Agent
                      225 Franklin Street
                      Boston, MA 02109
--------------------------------------------------------------------------------
        Independent   Ernst & Young LLP
        Accountants
                      160 Federal Street
                      Boston, MA 02109
--------------------------------------------------------------------------------
          Principal   Scudder Distributors, Inc.
        Underwriter
                      222 South Riverside Plaza
                      Chicago, IL 60606
                      www.scudder.com
                      (800) 621-1048
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

                                   SCUDDER
                                   INVESTMENTS

                                   222 South Riverside Plaza
                                   Chicago, IL 60606-5808















                                   A member of [LOGO] Zurich Scudder Investments